UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09191

Name of Fund: BlackRock MuniHoldings Insured Fund II, Inc. (MUE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2008

Date of reporting period: 10/01/2007 - 07/31/2008

Item 1 -    Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

Annual Report                                                          BLACKROCK

JULY 31, 2008

BlackRock MuniHoldings Insured Fund II, Inc. (MUE)
BlackRock MuniYield Insured Fund, Inc. (MYI)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents

================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders .................................................     3
Annual Report:
Fund Summaries ...........................................................     4
The Benefits and Risks of Leveraging .....................................     6
Swap Agreements ..........................................................     6
Financial Statements:
    Schedules of Investments .............................................     7
    Statements of Assets and Liabilities .................................    17
    Statements of Operations .............................................    19
    Statements of Changes in Net Assets ..................................    20
    Statement of Cash Flows ..............................................    22
Financial Highlights .....................................................    23
Notes to Financial Statements ............................................    25
Report of Independent Registered Public Accounting Firm ..................    32
Important Tax Information (Unaudited) ....................................    33
Automatic Dividend Reinvestment Plan .....................................    34
Disclosure of Investment Advisory Agreement and Subadvisory Agreement ....    35
Officers and Directors ...................................................    39
Additional Information ...................................................    42


2                 ANNUAL REPORT                  JULY 31, 2008

A Letter to Shareholders

Dear Shareholder

For more than a year, investors have been besieged by a weak housing market, the bursting of the credit bubble that has troubled the financial sector, and surging food and oil prices, which have stoked inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the "Fed") has been aggressive in its attempts to stimulate economic growth and stabilize financial markets. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. However, the end of the period saw a pause in Fed action; the central bank held the target rate steady at 2.0% as it attempted to balance weak growth and inflationary pressures.

The Fed's bold response to the financial crisis helped mitigate credit stress and investor anxiety, albeit temporarily. U.S. equity markets sank sharply over the reporting period, notwithstanding a brief rally in the spring and another in mid-summer, and international markets followed suit.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged. Meanwhile, tax-exempt issues underperformed their taxable counterparts, as problems among municipal bond insurers and the failure in the market for auction rate securities continued to pressure the group.

Overall, the major benchmark indexes generated results that reflected heightened risk aversion:

Total Returns as of July 31, 2008                                                        6-month   12-month
===========================================================================================================
U.S. equities (S&P 500 Index)                                                            (7.08)%   (11.09)%
-----------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                              0.86      (6.71)
-----------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        (5.04)    (12.19)
-----------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Index)                                      (0.63)      6.15
-----------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           (0.85)      2.83
-----------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)      (0.80)      0.52
-----------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.

You cannot invest directly in an index.

Shortly before this shareholder report mailing, the investment landscape was dramatically altered as the ongoing credit crisis intensified, resulting in a widespread breakdown in the financial services sector and unprecedented government intervention. Through periods of market turbulence, as ever, BlackRock's full resources are dedicated to the management of our clients' assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC


                                                                               3
THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of July 31, 2008    BlackRock MuniHoldings Insured Fund II, Inc.

Investment Objective

BlackRock MuniHoldings Insured Fund II, Inc. (MUE) (the "Fund") seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (4.13)% based on market price and (1.77)% based on net asset value ("NAV"). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.65)% on a NAV basis. All returns reflect reinvestment of dividends. Several key factors influenced performance during the year. A positive contributor to performance was the Fund's significant overweight in pre-refunded bonds in the one- to five-year maturity range, as the yield curve steepened and these issues outperformed. Conversely, problems within the monoline insurance industry had a negative impact on the entire insured municipal market, hampering the performance of the Fund and its peers.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange ..........................          MUE
Initial Offering Date ......................................   February 26, 1999
Yield on Closing Market Price as of July 31, 2008 ($11.30) 1         5.31%
Tax Equivalent Yield 2 .....................................         8.17%
Current Monthly Distribution per share of Common Stock 3 ...         $0.05
Current Annualized Distribution per share of Common Stock 3          $0.60
Leverage as of July 31, 2008 4 .............................          44%
--------------------------------------------------------------------------------
1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
3     The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock ("Preferred Stock") and tender option bond trusts ("TOBs")) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                          7/31/08     9/30/07     Change       High        Low
--------------------------------------------------------------------------------
Market Price ..........   $11.30      $12.39      (8.80)%     $12.64      $11.17
Net Asset Value .......   $12.84      $13.72      (6.41)%     $13.97      $12.44
--------------------------------------------------------------------------------

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                       7/31/08     9/30/07
--------------------------------------------------------------------------------
Transportation .............................................   23%         13%
City, County & State .......................................   15          22
Hospital ...................................................   12          10
Lease Revenue ..............................................   10           7
Tax Revenue ................................................   10          12
Power ......................................................    9           8
Water & Sewer ..............................................    6           3
Housing ....................................................    6           9
Education ..................................................    5           9
Industrial & Pollution Control .............................    4           7
--------------------------------------------------------------------------------

Credit Quality Allocations 5

Credit Rating                                                7/31/08     9/30/07
--------------------------------------------------------------------------------
AAA/Aaa ....................................................   48%         92%
AA/Aa ......................................................   45           2
A/A ........................................................    6           3
BBB/Baa ....................................................    1           3
--------------------------------------------------------------------------------
5 Using the higher of Standard & Poor's (S&P's) or Moody's Investors Service (Moody's) ratings.


4                 ANNUAL REPORT                  JULY 31, 2008

Fund Summary as of July 31, 2008          BlackRock MuniYield Insured Fund, Inc.

Investment Objective

BlackRock MuniYield Insured Fund, Inc. (MYI) (the "Fund") seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Performance

For the 12 months ended July 31, 2008, the Fund returned (5.32)% based on market price and (8.44)% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.65)% on a NAV basis. All returns reflect reinvestment of dividends. A long duration posture during a period of rising municipal bond yields detracted from Fund performance over the year. Overweight positions in lower-rated bonds and issues subject to the alternative minimum tax ("AMT") also negatively affected results, as yield spreads in both sectors widened significantly. Moreover, Bond Market Association ("BMA") swaps, utilized by management to reduce Fund duration, underperformed the municipal cash market for much of the annual period, which further hampered performance.

      The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange .............................         MYI
Initial Offering Date .........................................   March 27, 1992
Yield on Closing Market Price as of July 31, 2008 ($12.22) 1 ..        5.50%
Tax Equivalent Yield 2 ........................................        8.46%
Current Monthly Distribution per share of Common Stock 3 ......       $0.056
Current Annualized Distribution per share of Common Stock 3 ...       $0.672
Leverage as of July 31, 2008 4 ................................         43%
--------------------------------------------------------------------------------
1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
2     Tax equivalent yield assumes the maximum federal tax rate of 35%.
3     The distribution is not constant and is subject to change.
4 As a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to Preferred Stock and TOBs) minus the sum of accrued liabilities.

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                         7/31/08    10/31/07      Change       High        Low
--------------------------------------------------------------------------------
Market Price .........   $12.22      $13.04       (6.29)%     $13.77      $11.87
Net Asset Value ......   $12.86      $14.57      (11.74)%     $14.69      $12.47
--------------------------------------------------------------------------------

The following unaudited charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      7/31/08     10/31/07
--------------------------------------------------------------------------------
Transportation ............................................   30%         30%
City, County & State ......................................   15          16
Hospital ..................................................   12           9
Power .....................................................   11          14
Education .................................................    7           5
Housing ...................................................    6           7
Sales Tax .................................................    6           7
Lease Revenue .............................................    5           4
Water & Sewer .............................................    4           4
Industrial & Pollution Control ............................    3           3
Resource Recovery .........................................    1           1
--------------------------------------------------------------------------------

Credit Quality Allocations 5

Credit Rating                                               7/31/08     10/31/07
--------------------------------------------------------------------------------
AAA/Aaa ...................................................   50%         83%
AA/Aa .....................................................   37           7
A/A .......................................................    9           6
BBB/Baa ...................................................    4           2
Not Rated .................................................   --           2
--------------------------------------------------------------------------------
5     Using the higher of S&P's or Moody's ratings.


                 ANNUAL REPORT                  JULY 31, 2008                 5

The Benefits and Risks of Leveraging

BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc. (each a "Fund" and, collectively, the "Funds") utilize leverage to seek to enhance the yield and NAV of their Common Stock. However, these objectives cannot be achieved in all interest rate environments.

To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short- term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's NAV will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in NAV, the market value of the fund's Common Stock may also decline.

In addition, the Funds may from time to time leverage their assets through the use of tender option bond ("TOB") programs. In a typical TOB program, the Fund transfers one or more municipal bonds to a TOB trust, which issues short-term variable rate securities to third-party investors and a residual interest to the Fund. The cash received by the TOB trust from the issuance of the short-term securities (less transaction expenses) is paid to the Fund, which invests the cash in additional portfolio securities. The distribution rate on the short-term securities is reset periodically (typically every seven days) through a remarketing of the short-term securities. Any income earned on the bonds in the TOB trust, net of expenses incurred by the TOB trust, that is not paid to the holders of the short-term securities is paid to the Fund. In connection with managing the Funds' assets, the Funds' investment advisor may at any time retrieve the bonds out of the TOB trust typically within seven days. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Stock issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal securities deposited into the TOB trust may adversely affect the Funds' NAVs per share. (See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOB trusts.)

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Stock in an amount of up to 50% of their total managed assets at the time of issuance. Each Fund also anticipates that its total economic leverage from Preferred Stock and TOBs will not exceed 50% of its total managed assets. As of July 31, 2008, BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc. had leverage from Preferred Stock and TOBs of 44% and 43% of their total managed assets, respectively.

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6                 ANNUAL REPORT                  JULY 31, 2008

Schedule of Investments July 31, 2008
                                    BlackRock MuniHoldings Insured Fund II, Inc.
                                     (Percentages shown are based on Net Assets)

                                                            Par
Municipal Bonds                                            (000)      Value
===============================================================================
Alabama -- 1.2%
Jefferson County, Alabama, Limited Obligation
  School Warrants, Series A, 5.50%, 1/01/22              $ 3,580  $   3,392,766
===============================================================================
Alaska -- 1.4%
Anchorage, Alaska, Water Revenue Refunding
  Bonds (a):
    6%, 9/01/09 (b)                                          370        390,502
    6%, 9/01/24                                            1,630      1,691,598
Matanuska-Susitna Boro, Alaska, GO, Series A,
  6%, 3/01/10 (b)(c)                                       1,700      1,800,708
                                                                  -------------
                                                                      3,882,808
===============================================================================
Arkansas -- 4.3%
Arkansas State Development Finance Authority,
  M/F Mortgage Revenue Refunding Bonds,
  Series C, 5.35%, 12/01/35 (c)(d)                        12,215     12,242,117
===============================================================================
California -- 14.3%
California State, Various Purpose, GO, 5.25%,
  12/01/22 (e)                                             2,935      3,057,331
California State, Veterans, GO, Refunding, AMT,
  Series BZ, 5.35%, 12/01/21 (c)                           9,350      9,350,000
Dixon, California, Unified School District, GO
  (Election of 2002), 5.20%, 8/01/44 (e)                   2,405      2,422,148
Modesto, California, Schools Infrastructure Financing
  Agency, Special Tax Bonds, 5.50%, 9/01/36 (a)            4,240      4,246,275
Port of Oakland, California, Revenue Bonds, AMT,
  Series K, 5.75%, 11/01/21 (f)                            3,000      3,001,410
Port of Oakland, California, Revenue Refunding
  Bonds, AMT, Series L, 5.375%, 11/01/27 (c)(f)            5,000      4,791,350
Rancho Cucamonga, California, Redevelopment
  Agency, Tax Allocation Refunding Bonds (Rancho
  Redevelopment Project), Series A, 5%,
  9/01/34 (c)                                              1,500      1,444,920
Roseville, California, Joint Union High School
  District, GO (Election of 2004), Series A, 5%,
  8/01/29 (f)                                              2,985      2,988,075
Sacramento, California, City Financing Authority,
  Capital Improvement Revenue Bonds,
  5%, 12/01/27 (a)                                           150        150,966
San Francisco, California, City and County Airport
  Commission, International Airport, Special
  Facilities Lease Revenue Bonds (SFO Fuel Company
  LLC), AMT, Series A, 6.10%, 1/01/20 (e)                  1,250      1,260,862
Stockton, California, Public Financing Revenue
  Bonds (Redevelopment Projects), Series A (g):
    5.25%, 9/01/31                                           495        454,687
    5.25%, 9/01/34                                         2,930      2,641,952
Vista, California, COP (Community Projects),
  5%, 5/01/37 (c)                                          5,400      5,231,520
                                                                  -------------
                                                                     41,041,496
===============================================================================
Colorado -- 3.9%
Aurora, Colorado, COP, 5.75%, 12/01/10 (a)(b)              6,285      6,767,625
Colorado HFA, Revenue Refunding Bonds
  (S/F Program), AMT, Senior Series A-2,
  7.50%, 4/01/31                                             200        208,324
Colorado Health Facilities Authority, Hospital Revenue
  Refunding Bonds (Poudre Valley Health Care),
  Series A, 5.75%, 12/01/09 (b)(e)                         4,000      4,240,640
                                                                  -------------
                                                                     11,216,589
===============================================================================
Connecticut -- 0.5%
Connecticut State, GO, Refunding, Series D,
  5%, 12/01/24 (c)                                         1,520      1,568,154
===============================================================================
District of Columbia -- 0.9%
District of Columbia, Deed Tax Revenue Bonds
  (Housing Production Trust Fund -- New Communities
  Project), Series A, 5%, 6/01/32 (c)                      2,500      2,452,050
===============================================================================
Florida -- 27.0%
Brevard County, Florida, Health Facilities Authority,
  Healthcare Facilities Revenue Bonds (Health
  First Inc. Project), 5%, 4/01/34                         2,600      2,352,714
Broward County, Florida, HFA, S/F Mortgage Revenue
  Refunding Bonds, AMT, Series E, 5.90%,
  10/01/39 (h)(i)                                          2,310      2,310,116
Broward County, Florida, School Board, COP, Series A,
  5.25%, 7/01/33 (e)                                       5,600      5,561,248
Hillsborough County, Florida, HFA, S/F Mortgage
  Revenue Bonds, AMT, Series 1, 5.375%,
  10/01/49 (h)(i)                                          3,385      3,215,818
Hillsborough County, Florida, IDA, Hospital Revenue
  Bonds (H. Lee Moffitt Cancer Center Project),
  Series A, 5.25%, 7/01/37                                 4,700      4,376,640
Hillsborough County, Florida, IDA, PCR, Refunding
  (Tampa Electric Company Project), Series B,
  5.15%, 9/01/25                                           1,200      1,217,076
Lee Memorial Health System, Florida, Hospital
  Revenue Bonds, Series A, 5%, 4/01/32 (a)                 5,000      4,824,800
Miami, Florida, Special Obligation Revenue Bonds
  (Street and Sidewalk Improvement Program),
  5%, 1/01/37 (c)                                          3,500      3,317,055
Miami-Dade County, Florida, Aviation Revenue
  Bonds, DRIVERS, AMT, Series A,
  7.182%, 10/01/11 (e)(j)                                     34         27,646
Miami-Dade County, Florida, Aviation Revenue
  Refunding Bonds (Miami International Airport),
  AMT, Series A (e):
    5.25%, 10/01/41                                       13,800     13,134,288
    5.50%, 10/01/41                                        6,700      6,628,846

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Fund's Schedule of Investments, the names of many of the securities have been abbreviated according to the list on the right.

AMT       Alternative Minimum Tax (subject to)
CABS      Capital Appreciation Bonds
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
SIFMA     Securities Industry and Financial Markets Association
VRDN      Variable Rate Demand Notes

See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 7

                                    BlackRock MuniHoldings Insured Fund II, Inc.
                                     (Percentages shown are based on Net Assets)

                                                            Par
Municipal Bonds                                            (000)      Value
===============================================================================
Florida (concluded)
Miami-Dade County, Florida, School Board, COP,
  Refunding, Series B (k):
    5.25%, 5/01/28                                       $ 5,000  $   5,018,500
    5.25%, 5/01/31                                         3,600      3,621,528
Miami-Dade County, Florida, School Board, COP,
  Series A, 5%, 5/01/21 (e)(f)                             5,000      5,108,750
Miami-Dade County, Florida, Special Obligation
  Revenue Bonds, Sub-Series A, 5.24%,
  10/01/37 (c)(l)                                          3,670        652,159
Okaloosa County, Florida, Water and Sewer Revenue
  Refunding Bonds, 5%, 7/01/36 (e)                         2,100      2,096,766
Pasco County, Florida, Half-Cent Sales Tax Revenue
  Bonds, 5.125%, 12/01/28 (a)                              6,300      6,324,318
Saint Johns County, Florida, Water and Sewer
  Revenue Bonds, CABS, 5.352%, 6/01/31 (a)(l)              5,065      1,336,755
Seminole County, Florida, Water and Sewer Revenue
  Bonds, 5%, 10/01/31                                      6,250      6,291,250
                                                                  -------------
                                                                     77,416,273
===============================================================================
Idaho -- 0.1%
Idaho Housing and Finance Association,
  S/F Mortgage Revenue Bonds, AMT, Series E,
  6%, 1/01/32                                                360        369,763
===============================================================================
Illinois -- 3.7%
Chicago, Illinois, GO (Neighborhoods Alive 21
  Program), Series A, 6%, 7/01/10 (b)(f)                   2,185      2,356,173
Chicago, Illinois, O'Hare International Airport,
  General Airport Revenue Refunding Bonds, Third
  Lien, AMT, Series A, 5.75%, 1/01/19 (c)                  3,125      3,138,250
Chicago, Illinois, O'Hare International Airport
  Revenue Bonds, Third Lien, Series A, 5%,
  1/01/31 (c)                                              1,430      1,350,764
Illinois State Finance Authority, Revenue Refunding
  Bonds (Central DuPage Health System), VRDN,
  Series B, 2.20%, 11/01/38 (j)                            3,500      3,500,000
Lake, Cook, Kane and McHenry Counties, Illinois,
  Community Unit School District Number 220, GO,
  6%, 12/01/20 (f)                                           125        132,455
                                                                  -------------
                                                                     10,477,642
===============================================================================
Indiana -- 5.3%
Indiana Municipal Power Agency, Power Supply
  System Revenue Bonds, Series A (c):
    5%, 1/01/37                                            8,000      7,637,920
    5%, 1/01/42                                            8,000      7,583,760
                                                                  -------------
                                                                     15,221,680
===============================================================================
Kansas -- 2.2%
Kansas State Development Finance Authority, Health
  Facilities Revenue Bonds (Sisters of Charity
  Leavenworth), Series J, 6.125%, 12/01/20                 3,510      3,672,373
Sedgwick and Shawnee Counties, Kansas,
  S/F Mortgage Revenue Bonds, AMT, Series A-2,
  6.20%, 12/01/33 (i)                                      2,615      2,648,420
                                                                  -------------
                                                                      6,320,793
===============================================================================
Louisiana -- 0.5%
Louisiana State, Gas and Fuels Tax Revenue Bonds,
  Series A, 5%, 5/01/41 (f)                                1,600      1,554,688
===============================================================================
Michigan -- 3.7%
Michigan State Hospital Finance Authority, Revenue
  Refunding Bonds (Mercy-Mount Clemens),
  Series A, 6%, 5/15/09 (b)(c)                             1,000      1,039,990
Michigan State Strategic Fund, Limited Obligation
  Revenue Refunding Bonds (Detroit Edison
  Company Pollution Control Project), AMT (m):
    Series A, 5.50%, 6/01/30                               2,000      1,824,640
    Series C, 5.65%, 9/01/29                               5,000      4,558,250
Saint Clair County, Michigan, Economic Revenue
  Refunding Bonds (Detroit Edison Co. Project),
  Series AA, 6.40%, 8/01/24 (a)                            3,000      3,067,230
                                                                  -------------
                                                                     10,490,110
===============================================================================
Minnesota -- 4.7%
Prior Lake, Minnesota, Independent School District
  Number 719, GO (e):
    5.50%, 2/01/16                                         2,555      2,671,252
    5.50%, 2/01/17                                         1,830      1,913,265
    5.50%, 2/01/18                                         3,570      3,732,435
    5.50%, 2/01/19                                         2,840      2,969,220
Sauk Rapids, Minnesota, Independent School
  District Number 47, GO, Series A, 5.625%,
  2/01/18 (c)                                              2,185      2,330,630
                                                                  -------------
                                                                     13,616,802
===============================================================================
Nevada -- 0.0%
Nevada Housing Division, S/F Mortgage Revenue
  Bonds, AMT, Series A-2, 6.30%, 4/01/22 (c)                  95         96,243
===============================================================================
New Jersey -- 6.1%
New Jersey EDA, Cigarette Tax Revenue Bonds,
  5.75%, 6/15/34 (k)                                       6,200      6,354,504
New Jersey EDA, Motor Vehicle Surcharge Revenue
  Bonds, Series A, 5.25%, 7/01/33 (c)                     11,000     11,150,150
                                                                  -------------
                                                                     17,504,654
===============================================================================
New York -- 5.3%
Nassau Health Care Corporation, New York, Health
  System Revenue Bonds, 5.75%, 8/01/09 (b)(e)             12,300     13,046,856
Tobacco Settlement Financing Corporation of
  New York Revenue Bonds, Series A-1, 5.25%,
  6/01/21 (a)                                              2,000      2,051,280
                                                                  -------------
                                                                     15,098,136
===============================================================================
North Carolina -- 0.4%
North Carolina HFA, Home Ownership Revenue
  Bonds, AMT, Series 14-A, 5.35%, 1/01/22 (a)              1,235      1,218,673
===============================================================================
Ohio -- 1.0%
Aurora, Ohio, City School District, COP, 6.10%,
  12/01/09 (b)(c)                                          1,745      1,857,971
Kent State University, Ohio, University Revenue
  Bonds, 6%, 5/01/24 (a)                                   1,000      1,046,720
                                                                  -------------
                                                                      2,904,691
===============================================================================
Oklahoma -- 0.9%
Claremore, Oklahoma, Public Works Authority, Capital
  Improvement Revenue Refunding Bonds, Series A,
  5.25%, 6/01/14 (b)(e)                                    2,385      2,650,212
===============================================================================
Pennsylvania -- 0.1%
Washington County, Pennsylvania, Capital Funding
  Authority Revenue Bonds (Capital Projects and
  Equipment Program), 6.15%, 12/01/29 (a)                    305        301,047
===============================================================================

See Notes to Financial Statements.


8                 ANNUAL REPORT                  JULY 31, 2008

                                    BlackRock MuniHoldings Insured Fund II, Inc.
                                     (Percentages shown are based on Net Assets)

                                                            Par
Municipal Bonds                                            (000)      Value
===============================================================================
Rhode Island -- 3.7%
Providence, Rhode Island, Redevelopment Agency
  Revenue Refunding Bonds (Public Safety and
  Municipal Buildings), Series A, 5.75%,
  4/01/10 (a)(b)                                         $ 5,555  $   5,928,407
Rhode Island State Health and Educational Building
  Corporation Revenue Bonds (Rhode Island School
  of Design), Series D, 5.50%, 8/15/31 (m)                 4,685      4,684,859
                                                                  -------------
                                                                     10,613,266
===============================================================================
South Carolina -- 5.6%
South Carolina Housing Finance and Development
  Authority, Mortgage Revenue Refunding Bonds,
  AMT, Series A-2, 6.35%, 7/01/19 (e)                      1,335      1,372,046
South Carolina State Public Service Authority,
  Revenue Refunding Bonds, Series A,
  5%, 1/01/42 (a)                                         15,000     14,665,650
                                                                  -------------
                                                                     16,037,696
===============================================================================
Tennessee -- 1.3%
Metropolitan Government of Nashville and Davidson
  County, Tennessee, Health and Education Facilities
  Board, Revenue Refunding Bonds (Ascension
  Health Credit), Series A, 5.875%, 11/15/09 (a)(b)        3,500      3,707,375
===============================================================================
Texas -- 19.9%
Dallas-Fort Worth, Texas, International Airport, Joint
  Revenue Bonds, AMT, Series B, 6%, 11/01/23 (c)           1,300      1,305,122
Dallas-Fort Worth, Texas, International Airport
  Revenue Bonds, AMT, Series A, 5.50%,
  11/01/33 (c)                                            16,000     15,183,680
Dallas-Fort Worth, Texas, International Airport
  Revenue Refunding and Improvement Bonds,
  AMT, Series A (m):
    5.875%, 11/01/17                                       1,835      1,851,130
    5.875%, 11/01/18                                       2,150      2,163,201
    5.875%, 11/01/19                                       2,390      2,395,545
El Paso, Texas, Water and Sewer Revenue Refunding
  and Improvement Bonds, Series A (e):
    6%, 3/01/15                                              115        125,792
    6%, 3/01/16                                              170        185,652
    6%, 3/01/17                                              180        196,254
Houston, Texas, Community College System,
  Participation Interests, COP (Alief Center Project),
  5.75%, 8/15/22 (c)                                       4,341      4,451,431
Midland, Texas, Certificates of Obligation, GO,
  6.10%, 3/01/10 (b)(f)                                    1,850      1,962,461
North Texas Tollway Authority, System Revenue
  Refunding Bonds (c):
    First Tier, 5.75%, 1/01/40                            14,750     15,060,930
    First Tier, Series B, 5.75%, 1/01/40                   1,000      1,021,080
    Series A, 5.625%, 1/01/33                             10,975     11,146,759
                                                                  -------------
                                                                     57,049,037
===============================================================================
Washington -- 4.7%
Chelan County, Washington, Public Utility District
  Number 001, Consolidated Revenue Bonds
  (Chelan Hydro System), AMT, Series A, 5.45%,
  7/01/37 (a)                                              3,840      3,638,017
Lewis County, Washington, GO, Refunding (a):
    5.75%, 12/01/09 (b)                                    1,805      1,895,990
    5.75%, 12/01/24                                        1,640      1,693,858
Seattle, Washington, Municipal Light and Power
  Revenue Bonds, 6%, 10/01/09 (b)(c)                       2,500      2,645,100
Seattle, Washington, Water System Revenue Bonds,
  Series B, 6%, 7/01/09 (b)(f)                             3,500      3,678,990
                                                                  -------------
                                                                     13,551,955
===============================================================================
Wisconsin -- 0.4%
Wisconsin State Health and Educational Facilities
  Authority Revenue Bonds (Blood Center of
  Southeastern Wisconsin Project), 5.75%, 6/01/34          1,250      1,231,700
-------------------------------------------------------------------------------
Puerto Rico -- 2.0%
Puerto Rico Commonwealth, Public Improvement,
  GO, 5.125%, 7/01/30 (e)                                  5,725      5,765,532
-------------------------------------------------------------------------------
Total Municipal Bonds -- 125.1%                                     358,993,948
===============================================================================

===============================================================================
Municipal Bonds Transferred to
Tender Option Bond Trusts (n)
===============================================================================
California -- 10.7%
Palomar Pomerado Health Care District, California,
  GO (Election of 2004), Series A, 5.125%,
  8/01/37 (c)                                              7,364      7,425,081
Sacramento County, California, Airport System
  Revenue Bonds, AMT, Senior Series B, 5.25%,
  7/01/39 (e)                                              5,353      5,124,651
San Diego, California, Community College District,
  GO (Election of 2002), 5%, 5/01/30 (e)                   1,485      1,503,880
San Jose California, 5%, 9/1/30 (c)                        3,805      3,828,961
Sequoia, California, Unified High School District, GO,
  Refunding, Series B, 5.50%, 7/01/35 (e)                  5,189      5,439,641
Tustin, California, Unified School District, Senior
  Lien Special Tax Bonds (Community Facilities
  District Number 97-1) Series A (e):
    5%, 9/01/32                                            2,920      2,922,015
    5%, 9/01/38                                            4,620      4,577,219
                                                                  -------------
                                                                     30,821,448
===============================================================================
Colorado -- 3.2%
Colorado Health Facilities Authority Revenue
  Bonds (Catholic Health), Series C-3, 5.10%,
  10/01/41 (e)                                             9,404      9,314,006
===============================================================================
Florida -- 10.0%
Jacksonville, Florida, Health Facilities Authority,
  Hospital Revenue Bonds (Baptist Medical
  Center Project), 5%, 8/15/37 (e)                         7,740      7,588,760
Lee County, Florida, HFA, S/F Mortgage Revenue
  Bonds (Multi-County Program), AMT, Series A-2,
  6, 9/01/40 (h)(i)                                        4,500      4,608,495
Miami-Dade County, Florida, Aviation Revenue
  Bonds, AMT, Series A, 5%, 10/01/33 (e)                   6,730      6,066,932
Orlando, Florida, Senior Tourist Development Tax
  Revenue Bonds (6th Cent Contract Payments),
  Series A, 5.25%, 11/01/38 (k)                            4,000      3,945,920
Saint Petersburg Florida Public Utility Revenue, 5%,
  10/1/35 (c)                                              6,492      6,415,417
                                                                  -------------
                                                                     28,625,524
===============================================================================

See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 9

Schedule of Investments (concluded)
                                    BlackRock MuniHoldings Insured Fund II, Inc.
                                     (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to                              Par
Tender Option Bond Trusts (n)                              (000)      Value
===============================================================================
Georgia -- 2.3%
Augusta, Georgia, Water and Sewer Revenue Bonds,
  5.25%, 10/1/34 (e)                                     $ 6,296  $   6,477,258
===============================================================================
Illinois -- 6.5%
Chicago, Illinois, O'Hare International Airport,
  General Airport Revenue Refunding Bonds,
  Third Lien, AMT, Series A, 5%, 1/01/38 (e)              15,000     14,648,400
Chicago, Illinois, Water Revenue Refunding Bonds,
  Second Lien, 5.25%, 11/01/33 (e)                         3,972      4,047,898
                                                                  -------------
                                                                     18,696,298
===============================================================================
Massachusetts -- 3.7%
Massachusetts Bay Transportation Authority
  Massachusetts Sales Tax Revenue Refunding
  Bonds, Series A, 5%, 7/1/35                              5,535      5,537,768
Massachusetts State School Building Authority,
  Dedicated Sales Tax Revenue Bonds, Series A,
  5%, 8/15/30 (e)                                          4,998      5,036,739
                                                                  -------------
                                                                     10,574,507
===============================================================================
New Jersey -- 1.1%
New Jersey State Turnpike Authority, Turnpike
  Revenue Bonds, Series C, 5%, 1/01/30 (e)                 2,998      3,025,956
===============================================================================
New York -- 2.4%
New York City, New York, Sales Tax Asset Receivable
  Corporation Revenue Bonds, Series A, 5.25%,
  10/15/27 (a)                                             6,750      6,987,735
===============================================================================
Washington -- 2.5%
Bellevue, Washington, 5.5%, 12/1/39 (c)                    6,891      7,071,905
-------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts -- 42.4%                                  121,594,637
===============================================================================
Total Long-Term Investments
(Cost -- $488,957,899) -- 167.5%                                    480,588,585
===============================================================================

===============================================================================
Short-Term Securities                                     Shares
===============================================================================
Merrill Lynch Institutional Tax-Exempt Fund,
  2.08% (o)(p)                                        24,818,464     24,818,464
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $24,818,464) -- 8.6%                                        24,818,464
===============================================================================
Total Investments (Cost -- $513,776,363*) -- 176.1%                 505,407,049

Other Assets Less Liabilities -- 1.5%                                 4,332,953

Liability for Trust Certificates,
Including Interest Expense and Fees Payable -- (27.0)%              (77,464,217)

Preferred Stock, at Redemption Value -- (50.6)%                    (145,342,669)
                                                                  -------------
Net Assets Applicable to Common Stock -- 100.0%                   $ 286,933,116
                                                                  =============

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:
      Aggregate cost ..........................................    $435,887,084
                                                                   ============
      Gross unrealized appreciation ...........................    $  5,110,064
      Gross unrealized depreciation ...........................     (12,774,358)
                                                                   ------------
      Net unrealized depreciation .............................    $ (7,664,294)
                                                                   ============
(a)   AMBAC Insured.
(b) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)   MBIA Insured.
(d)   FHA Insured.
(e)   FSA Insured.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   FNMA/GNMA Collateralized.
(i)   FHLMC Collateralized.
(j) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(k)   Assured Guaranty Insured.
(l) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(m)   XL Capital Insured.
(n) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(o) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
      --------------------------------------------------------------------------
                                                            Net
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund        24,498,147     $304,246
      --------------------------------------------------------------------------
(p)   Represents the current yield as of report date.

See Notes to Financial Statements.


10                 ANNUAL REPORT                  JULY 31, 2008

Schedule of Investments July 31, 2008     BlackRock MuniYield Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                            Par
Municipal Bonds                                            (000)      Value
===============================================================================
Alaska -- 0.5%
Alaska Energy Authority, Power Revenue Refunding
  Bonds (Bradley Lake), Fourth Series, 6%,
  7/01/18 (a)                                            $ 3,695  $   4,221,722
===============================================================================
Arizona -- 3.5%
Downtown Phoenix Hotel Corporation, Arizona,
  Revenue Bonds, Senior Series A, 5%, 7/01/36 (b)         21,355     17,800,247
Maricopa County and Phoenix, Arizona, IDA, S/F
  Mortgage Revenue Bonds, AMT, Series A-2, 5.80%,
  7/01/40 (c)(d)                                           7,680      7,624,704
Phoenix, Arizona, Civic Improvement Corporation,
  Wastewater System Revenue Refunding Bonds,
  5%, 7/01/37 (e)                                          5,000      4,924,600
                                                                  -------------
                                                                     30,349,551
===============================================================================
California -- 16.9%
Alameda Corridor Transportation Authority, California,
  Capital Appreciation Revenue Refunding Bonds,
  Subordinate Lien, Series A, 5.40%,
  10/01/24 (f)(g)                                         10,000      8,310,600
Antioch, California, Public Finance Authority, Lease
  Revenue Refunding Bonds (Municipal Facilities
  Project), Series A, 5.50%, 1/01/32 (e)                   5,000      5,112,700
California State, GO, 5.50%, 4/01/30 (e)                      10         10,228
California State, GO, Refunding:
    5.50%, 8/01/24                                         4,000      4,236,640
    5.25%, 3/01/38                                         2,000      2,001,400
California State Public Works Board, Lease Revenue
  Bonds (Department of Corrections), Series C,
  5.25%, 6/01/28                                           5,500      5,530,030
California State University, Revenue Refunding
  Bonds, DRIVERS, Series 2646Z, 7.186%,
  5/01/15 (a)(h)                                               3          2,521
California Statewide Communities Development
  Authority Revenue Bonds:
    (Kaiser Permanente), Series B, 5%, 3/01/41            10,000      9,763,900
    (Sutter Health), Series D, 5.05%, 8/15/38 (a)          7,500      7,442,475
Fairfield-Suisun, California, Unified School District,
  GO (Election of 2002), 5.50%, 8/01/28 (e)                5,800      6,007,408
Los Angeles, California, Municipal Improvement
  Corporation, Lease Revenue Bonds, Series B1,
  4.75%, 8/01/37 (b)                                      15,000     13,952,550
Mendocino-Lake Community College District,
  California, GO (Election of 2006), Series A, 5%,
  8/01/31 (e)                                              4,985      4,904,692
Monterey Peninsula Community College District,
  California, GO, CABS, Series C (a)(g):
    5.13%, 8/01/30                                        13,020      3,829,963
    5.17%, 8/01/33                                        13,350      3,265,143
Port of Oakland, California, Revenue Refunding
  Bonds, AMT, Series L, 5.375%, 11/01/27 (b)(e)            9,465      9,070,026
Redding, California, Electric System, COP, Series A,
  5%, 6/01/30 (a)                                          2,900      2,915,486
Riverside, California, Electric Revenue Bonds,
  Series D, 5%, 10/01/33                                  10,765     10,858,225
Riverside County, California, Public Financing
  Authority, Tax Allocation Revenue Bonds
  (Redevelopment Projects), 5%, 10/01/35 (i)              10,000      8,999,800
Sacramento County, California, Airport System
  Revenue Bonds, AMT, Senior Series A, 5%,
  7/01/41 (a)                                             18,000     17,798,580
San Jose, California, Airport Revenue Refunding
  Bonds, AMT, Series A, 5.50%, 3/01/32 (f)                12,965     12,613,908
San Mateo, California, Union High School District,
  COP (Phase One Projects), Series B, 4.486%,
  12/15/43 (f)(g)                                          3,250      1,521,650
Stockton, California, Public Financing Authority,
  Lease Revenue Bonds (Parking & Capital Projects),
  5.25%, 9/01/34 (b)                                       8,310      8,309,585
                                                                  -------------
                                                                    146,457,510
===============================================================================
Colorado -- 0.7%
Colorado HFA, S/F Mortgage Revenue Refunding
  Bonds, AMT, Series A-3, Class III, 4.80%,
  11/01/37 (e)                                             7,000      5,669,230
===============================================================================
District of Columbia -- 1.1%
Metropolitan Washington Airports Authority, D.C.,
  Airport System Revenue Bonds, AMT, Series B, 5%,
  10/01/32 (f)                                            10,000      9,135,800
===============================================================================
Florida -- 10.4%
  Broward County, Florida, School Board, COP,
  Series A, 5.25%, 7/01/33 (a)                            15,000     14,896,200
Miami-Dade County, Florida, Aviation Revenue
  Refunding Bonds (Miami International
  Airport), AMT:
    5.375%, 10/01/25 (b)                                  10,750     10,228,517
    5.375%, 10/01/27 (b)                                   1,000        939,580
    Series A, 5%, 10/01/35 (i)(j)                         10,000      9,037,900
    Series A, 5%, 10/01/39 (e)                            25,000     22,087,750
    Series A, 5.50%, 10/01/41 (a)                         15,000     14,840,700
Miami-Dade County, Florida, Aviation Revenue
  Refunding Bonds, DRIVERS, AMT, Series 2586Z,
  7.318%, 10/01/15 (h)(i)(j)                                  37         29,294
Miami-Dade County, Florida, Expressway Authority,
  Toll System Revenue Bonds, 5%, 7/01/39 (f)               9,000      8,630,820
Miami-Dade County, Florida, School Board, COP,
  Refunding, Series B (j):
    5.25%, 5/01/26                                         5,000      5,087,400
    5.25%, 5/01/31                                         4,125      4,149,667
                                                                  -------------
                                                                     89,927,828
===============================================================================
Georgia -- 1.4%
Main Street Natural Gas, Inc., Georgia, Gas Project
  Revenue Bonds, Series A, 6.25%, 7/15/33                 13,170     11,897,515
===============================================================================
Hawaii -- 0.2%
Hawaii State, GO, Series CX, 5.50%, 2/01/21 (a)            2,000      2,117,840
===============================================================================
Illinois -- 12.9%
Chicago, Illinois, O'Hare International Airport
  Revenue Bonds, Third Lien, AMT, Series B-2 (e):
    5.25%, 1/01/27                                        16,685     15,780,172
    6%, 1/01/27                                           26,230     26,798,929
Illinois Health Facilities Authority Revenue Bonds
  (Delnor Hospital):
    Series B, 5.25%, 5/15/32                               6,150      6,149,508
    Series D, 5.25%, 5/15/32                              10,000      9,999,200
Illinois Municipal Electric Agency, Power Supply
  Revenue Bonds, Series A (b):
    5%, 2/01/35 (e)                                       25,000     23,904,500
    5.25%, 2/01/35                                        15,000     14,747,100

See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 11

Schedule of Investments (continued)       BlackRock MuniYield Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                            Par
Municipal Bonds                                            (000)     Value
===============================================================================
Illinois (concluded)
McLean and Woodford Counties, Illinois, Community
  Unit School District Number 005, GO, Refunding,
  6.375%, 12/01/16 (a)                                   $ 1,215  $   1,340,109
Northern Illinois Municipal Power Agency, Power
  Project Revenue Refunding Bonds (Prairie State
  Project), Series A, 5%, 1/01/37 (e)                     12,000     11,541,960
Regional Transportation Authority, Illinois, Revenue
  Bonds, Series C, 7.75%, 6/01/20 (b)                      1,000      1,245,500
                                                                  -------------
                                                                    111,506,978
===============================================================================
Indiana -- 1.5%
Indiana Bond Bank, Special Program Gas Revenue
  Bonds, Series A, 5.25%, 10/15/20                        10,955     10,638,072
Indiana Health Facilities Financing Authority,
  Hospital Revenue Bonds (Deaconess Hospital Obligated
  Group), Series A, 5.375%, 3/01/34 (f)                    2,250      2,262,262
                                                                  -------------
                                                                     12,900,334
===============================================================================
Kentucky -- 2.3%
Louisville and Jefferson Counties, Kentucky,
  Metropolitan Sewer District, Sewer and Drain
  System Revenue Bonds, Series A, 5.25%,
  5/15/37 (b)                                             20,005     20,079,418
===============================================================================
Louisiana -- 2.5%
Louisiana Local Government Environmental Facilities
  and Community Development Authority, Revenue
  Bonds (Capital Projects and Equipment Acquisition
  Program), Series A, 6.30%, 7/01/30 (f)                   3,750      3,826,050
Louisiana Public Facilities Authority, Mortgage
  Revenue Refunding Bonds (Baton Rouge General
  Medical Center Project), 5.25%, 7/01/33 (e)             15,000     14,875,650
New Orleans, Louisiana, GO (Public Improvements),
  5%, 10/01/33 (e)                                         3,545      3,272,992
                                                                  -------------
                                                                     21,974,692
===============================================================================
Maryland -- 1.2%
Baltimore, Maryland, Wastewater Project Revenue
  Bonds, Series A, 5%, 7/01/38 (a)                        10,000     10,030,600
===============================================================================
Massachusetts -- 5.6%
Boston, Massachusetts, Housing Authority, Capital
  Program Revenue Bonds (a):
    5%, 4/01/23                                            2,000      2,060,160
    5%, 4/01/27                                            2,000      2,030,520
    5%, 4/01/28                                            2,720      2,748,914
Massachusetts State, HFA, Housing Development
  Revenue Refunding Bonds, Series B, 5.40%,
  12/01/28 (e)                                             2,500      2,567,250
Massachusetts State, HFA, S/F Housing Revenue
  Bonds, AMT, Series 128, 4.875%, 12/01/38 (a)            12,900     10,650,369
Massachusetts State Port Authority, Special Facilities
  Revenue Refunding Bonds (BOSFUEL Project),
  AMT, 5%, 7/01/38 (b)                                    19,755     17,170,453
Massachusetts State Special Obligation Dedicated
  Tax Revenue Bonds, 5.75%, 1/01/14 (a)(k)                10,000     11,018,200
                                                                  -------------
                                                                     48,245,866
===============================================================================
Michigan -- 2.7%
Michigan Higher Education Student Loan Authority,
  Student Loan Revenue Bonds, AMT, Series XVII-Q,
  5%, 3/01/31 (f)                                          4,325      3,445,382
Michigan State Strategic Fund, Limited Obligation
  Revenue Refunding Bonds (Detroit Edison
  Company Pollution Control Project), AMT (i):
    Series A, 5.50%, 6/01/30                               8,000      7,298,560
    Series C, 5.65%, 9/01/29                               5,000      4,558,250
Michigan State, HDA, Rental Housing Revenue Bonds,
  AMT, Series B, 4.95%, 4/01/44 (a)                       10,000      8,223,700
                                                                  -------------
                                                                     23,525,892
===============================================================================
Missouri -- 1.2%
Missouri State Health and Educational Facilities
  Authority, Health Facilities Revenue Bonds
  (Saint Luke's Health System), Series A,
  5.50%, 11/15/35                                         10,000     10,022,500
Missouri State Housing Development Commission,
  S/F Mortgage Revenue Bonds (Homeownership
  Loan Program), AMT, Series C-1, 7.15%, 3/01/32 (d)         100        104,899
                                                                  -------------
                                                                     10,127,399
===============================================================================
Nevada -- 5.4%
Clark County, Nevada, Airport System Subordinate
  Lien Revenue Bonds, Series A-2, 5%, 7/01/30 (b)         25,000     24,127,750
Clark County, Nevada, IDR (Southwest Gas
  Corporation Project), AMT, Series A, 5.25%,
  7/01/34 (f)                                             12,675     10,308,831
Las Vegas, Nevada, Convention and Visitors Authority
  Revenue Bonds, 5%, 7/01/37 (f)                          11,950     11,524,819
Reno, Nevada, Capital Improvement Revenue Bonds,
  5.50%, 6/01/19 (b)                                       1,165      1,189,849
                                                                  -------------
                                                                     47,151,249
===============================================================================
New Jersey -- 1.8%
New Jersey EDA, Cigarette Tax Revenue Bonds:
    5.75%, 6/15/29                                         3,060      2,865,782
    5.75%, 6/15/34                                        14,135     12,979,464
                                                                  -------------
                                                                     15,845,246
===============================================================================
New Mexico -- 0.2%
New Mexico Educational Assistance Foundation,
  Student Loan Revenue Refunding Bonds (Student
  Loan Program), AMT, First Sub-Series A-2, 6.65%,
  11/01/25                                                 1,605      1,651,304
New Mexico Mortgage Finance Authority, S/F
  Mortgage Revenue Bonds, AMT, Series C-2, 6.95%,
  9/01/31 (d)                                                335        349,599
                                                                  -------------
                                                                      2,000,903
===============================================================================
New York -- 5.8%
Metropolitan Transportation Authority, New York,
  Commuter Facilities Revenue Refunding Bonds,
  Series B, 5.125%, 7/01/24 (f)(l)                         5,335      5,396,886
New York City, New York, City Municipal Water Finance
  Authority, Water and Sewer System, Revenue
  Refunding Bonds, Series DD, 5%, 6/15/37                 10,605     10,661,843

See Notes to Financial Statements.


12                 ANNUAL REPORT                  JULY 31, 2008

Schedule of Investments (continued)       BlackRock MuniYield Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                            Par
Municipal Bonds                                            (000)      Value
===============================================================================
New York (concluded)
New York City, New York, City Transitional Finance
  Authority, Future Tax Secured, Revenue Refunding
  Bonds, Sub-Series C-1, 5%, 11/01/27                    $ 5,000  $   5,133,800
New York City, New York, GO:
    Series J, 5.25%, 5/15/24                              10,000     10,290,500
    Series J, 5.25%, 5/15/25                               1,000      1,027,010
    Series M, 5%, 4/01/30 (j)                             15,000     15,108,900
New York State Dormitory Authority, State Supported
  Debt Revenue Bonds (Mental Health Services
  Facilities), Series B, 5%, 2/15/28 (a)                   2,700      2,731,833
                                                                  -------------
                                                                     50,350,772
===============================================================================
Ohio -- 1.7%
Lorain County, Ohio, Hospital Revenue Refunding
  Bonds (Catholic Healthcare Partners), Series C-2,
  5%, 4/01/33 (a)                                         15,000     14,893,800
===============================================================================
Pennsylvania -- 3.2%
Pennsylvania State Turnpike Commission, Oil
  Franchise Tax Revenue Bonds, Series C, 5%,
  12/01/32 (e)                                            16,000     15,909,760
Pennsylvania State Turnpike Commission, Turnpike
  Revenue Bonds, Series A1, 5%, 6/01/38 (j)               12,000     11,798,160
                                                                  -------------
                                                                     27,707,920
===============================================================================
Rhode Island -- 0.3%
Rhode Island State Economic Development
  Corporation, Airport Revenue Bonds, AMT,
  Series A, 5.25%, 7/01/38 (j)                             3,000      2,782,800
===============================================================================
South Carolina -- 1.9%
Charleston Educational Excellence Financing
  Corporation, South Carolina, Revenue Bonds
  (Charleston County School District) (j):
    5.25%, 12/01/28                                        3,895      3,965,850
    5.25%, 12/01/29                                        3,465      3,515,277
    5.25%, 12/01/30                                        1,160      1,173,990
Kershaw County, South Carolina, Public Schools
  Foundation, Installment Power Revenue
  Refunding Bonds (m):
    5%, 12/01/30                                           3,775      3,575,491
    5%, 12/01/31                                           3,690      3,499,928
South Carolina Housing Finance and Development
  Authority, Mortgage Revenue Refunding Bonds,
  AMT, Series A-2, 6.35%, 7/01/19 (a)                        705        724,564
                                                                  -------------
                                                                     16,455,100
===============================================================================
Tennessee -- 0.6%
Tennessee HDA, Revenue Refunding Bonds
  (Homeownership Program), AMT, Series A (a):
    5.25%, 7/01/22                                         2,975      2,931,595
    5.35%, 1/01/26                                         2,105      2,019,705
                                                                  -------------
                                                                      4,951,300
===============================================================================
Texas -- 24.1%
Canyon, Texas, Regional Water Authority, Contract
  Revenue Bonds (Wells Ranch Project), 5%,
  8/01/32 (f)                                              8,185      8,028,012
Dallas-Fort Worth, Texas, International Airport,
  Joint Revenue Bonds, AMT, Series A, 5%,
  11/01/35 (a)                                             1,000        924,430
Dallas-Fort Worth, Texas, International Airport
  Revenue Refunding and Improvement Bonds,
  AMT, Series A, 5.625%, 11/01/26 (b)                     15,000     14,541,300
El Paso County, Texas, Hospital District, GO,
  Series A, 5%, 8/15/37 (j)                                5,000      4,880,150
Harris County-Houston Sports Authority, Texas,
  Revenue Refunding Bonds, Senior Lien,
  Series G (e):
    5.75%, 11/15/19                                        1,665      1,707,674
    5.75%, 11/15/20                                        3,500      3,575,845
    5.25%, 11/15/30                                       10,000      9,495,600
Harris County, Texas, Health Facilities Development
  Corporation, Hospital Revenue Bonds (Methodist
  Hospital Project), VRDN, Series C, 2.30%,
  12/01/41 (a)(h)                                         24,375     24,375,000
Harris County, Texas, Hospital District, Senior Lien
  Revenue Refunding Bonds, Series A, 5.25%,
  2/15/37 (e)                                             10,000      9,941,200
Matagorda County, Texas, Navigation District
  Number 1, PCR, Refunding (Central Power and
  Light Company Project), AMT, 5.20%, 5/01/30 (e)          6,250      5,776,250
North Texas Tollway Authority, Dallas North Tollway
  System Revenue Bonds, Series A, 5%,
  1/01/15 (a)(k)                                           5,890      6,288,930
North Texas Tollway Authority, System Revenue
  Refunding Bonds, First Tier:
    Series A, 6%, 1/01/25                                  6,250      6,551,813
    Series A, 5.125%, 1/01/28 (e)                         25,500     24,721,230
    Series B, 5.75%, 1/01/40 (e)                          10,000     10,210,800
Northside, Texas, Independent School District, GO:
    5.25%, 8/15/27                                         3,295      3,433,291
    5%, 8/15/38                                           10,000     10,007,600
San Antonio Energy Acquisition Public Facilities
  Corporation, Texas, Gas Supply Revenue
  Bonds, 5.50%, 8/01/22                                    9,100      8,798,426
Texas State Department of Housing and Community
  Affairs, S/F Mortgage Revenue Bonds, AMT,
  Series A, 5.45%, 9/01/23 (d)(e)                          4,705      4,614,758
Texas State Turnpike Authority, Central Texas Turnpike
  System Revenue Bonds, First Tier, Series A (f):
    5.50%, 8/15/39                                        10,000     10,147,700
    5%, 8/15/42                                           10,000      9,548,800
Texas State University, System Financing Revenue
  Refunding Bonds:
    5.25%, 3/15/24                                         9,000      9,421,740
    5.25%, 3/15/25                                         9,000      9,372,060
    5.25%, 3/15/26                                        10,000     10,382,000
    5.25%, 3/15/27                                         1,350      1,395,252
                                                                  -------------
                                                                    208,139,861
===============================================================================

See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 13

Schedule of Investments (continued)       BlackRock MuniYield Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

                                                            Par
Municipal Bonds                                            (000)      Value
===============================================================================
Vermont -- 0.4%
Vermont HFA, Revenue Refunding Bonds, AMT,
  Series C, 5.50%, 11/01/38 (a)                          $ 3,000  $   2,775,810
Vermont HFA, S/F Housing Revenue Bonds, AMT,
  Series 12B, 6.30%, 11/01/19 (a)                            415        420,752
                                                                  -------------
                                                                      3,196,562
===============================================================================
Virginia -- 0.3%
Halifax County, Virginia, IDA, Exempt Facility Revenue
  Refunding Bonds (Old Dominion Electric
  Cooperative Project), AMT, 5.625%, 6/01/28 (f)           2,500      2,495,350
===============================================================================
Washington -- 6.8%
Bellevue, Washington, GO, Refunding (e):
    5.25%, 12/01/26                                        2,545      2,620,739
    5.25%, 12/01/27                                        2,455      2,513,208
    5.25%, 12/01/28                                        2,850      2,908,225
    5.25%, 12/01/29                                        3,000      3,051,480
Chelan County, Washington, Public Utility District
  Number 001, Consolidated Revenue Bonds
  (Chelan Hydro System), AMT:
    Series A, 5.45%, 7/01/37 (f)                           3,030      2,870,622
    Series C, 5.65%, 7/01/32 (e)                           6,000      5,976,300
Port of Seattle, Washington, Revenue Bonds,
  RIB, AMT, Series 2553, 7.284%,
  1/01/12 (e)(h)                                               3          2,089
Radford Court Properties, Washington, Student
  Housing Revenue Bonds, 5.75%, 6/01/32 (e)               10,000     10,369,600
Seattle, Washington, Housing Authority Revenue
  Bonds (High Rise Rehabilitation Program --
  Phase 3), AMT, 5.15%, 11/01/27 (a)                       6,255      5,803,702
Skagit County, Washington, Public Hospital District,
  GO, Series A (e):
    5.25%, 12/01/25                                        4,945      4,976,401
    5.25%, 12/01/26                                        5,450      5,464,116
Tacoma, Washington, Regional Water Supply System,
  Water Revenue Bonds, 5%, 12/01/32 (e)                    5,300      5,248,113
Washington State Health Care Facilities Authority
  Revenue Bonds (Providence Health System),
  Series A, 5.25%, 10/01/21 (e)                            7,000      7,200,900
                                                                  -------------
                                                                     59,005,495
===============================================================================
West Virginia -- 0.7%
Harrison County, West Virginia, County Commission
  for Solid Waste Disposal Revenue Bonds
  (Monongahela Power), AMT, Series C, 6.75%,
  8/01/24 (f)                                              5,925      5,937,916
===============================================================================
Wisconsin -- 0.4%
Wisconsin State Health and Educational Facilities
  Authority Revenue Bonds (SynergyHealth Inc.),
  6%, 11/15/32                                             3,395      3,373,170
-------------------------------------------------------------------------------
Total Municipal Bonds -- 118.2%                                   1,022,455,619
===============================================================================

===============================================================================
Municipal Bonds Transferred to
Tender Option Bond Trusts (n)
===============================================================================
California -- 13.1%
Alameda County, California, Joint Powers Authority,
  Lease Revenue Refunding Bonds, 5%,
  12/01/34 (a)                                             6,990      6,911,782
California State University, Systemwide Revenue
  Refunding Bonds, Series A, 5%, 11/01/16 (f)             18,435     18,511,321
California Statewide Communities Development
  Authority Revenue Bonds (Saint Joseph
  Home Care), Series E, 5.25%, 7/01/47 (a)                12,000     12,026,160
Las Virgenes, California, Unified School District, GO,
  Series A, 5%, 8/01/31 (a)                               10,000     10,098,547
Los Angeles California Community College District,
  5%, 8/01/32 (a)                                         15,000     15,195,300
Orange County, California, Sanitation District, COP,
  Series B, 5%, 2/01/37 (a)                               10,780     10,699,042
Riverside California Electric Revenue Bonds, 5%,
  10/01/38 (a)                                            20,000     20,077,800
San Diego County, California, Water Authority, Water
  Revenue Refunding Bonds, COP, Series A, 5%,
  5/01/33 (a)                                              9,375      9,468,000
San Francisco, California, Bay Area Rapid Transit
  District, Sales Tax Revenue Bonds, 5%,
  7/01/36 (a)                                             10,000     10,086,241
                                                                  -------------
                                                                    113,074,193
===============================================================================
Colorado -- 0.8%
Colorado Health Facilities Authority, Revenue
  Refunding Bonds (Poudre Valley Health Care),
  Series C, 5.25%, 3/01/40 (a)                             7,004      7,001,065
===============================================================================
Connecticut -- 0.6%
Connecticut State Health and Educational Facilities
  Authority Revenue Bonds (Yale University),
  Series T-1, 4.70%, 7/01/29                               5,009      5,007,796
===============================================================================
Florida -- 3.2%
Miami-Dade County, Florida, Aviation Revenue
  Refunding Bonds (Miami International Airport),
  AMT, 5%, 10/01/40 (i)(j)                                15,000     13,085,029
Orlando, Florida, Senior Tourist Development Tax
  Revenue Bonds (6th Cent Contract Payments),
  Series A, 5.25%, 11/01/38 (j)                           15,000     14,797,200
                                                                  -------------
                                                                     27,882,229
===============================================================================
Georgia -- 2.6%
Atlanta, Georgia, Airport General Revenue Refunding
  Bonds, Series B, 5.25%, 1/01/33 (a)                     12,500     12,651,492
Metropolitan Atlanta Rapit Transportation Authority,
  Georgia Sale Tax Fund Revenue Bonds, Series B,
  5%, 7/01/37 (a)                                         10,000     10,136,066
                                                                  -------------
                                                                     22,787,558
===============================================================================

See Notes to Financial Statements.


14                 ANNUAL REPORT                  JULY 31, 2008

Schedule of Investments (continued)       BlackRock MuniYield Insured Fund, Inc.
                                     (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to                              Par
Tender Option Bond Trusts (n)                              (000)      Value
===============================================================================
Illinois -- 2.4%
Chicago, Illinois, O'Hare International Airport
  Revenue Refunding Bonds, Third Lien, AMT,
  Series C-2, 5.25%, 1/01/30 (a)                         $16,400  $  15,551,136
Metropolitan Pier and Exposition Authority, Illinois,
  Dedicated State Tax Revenue Refunding Bonds
  (McCormick Place Expansion Project), Series B,
  5.75%, 6/15/23 (e)                                       4,798      5,127,136
                                                                  -------------
                                                                     20,678,272
===============================================================================
Indiana -- 1.3%
Indianapolis, Indiana, Gas Utility Revenue Refunding
  Bonds, Second Lien, Series B, 5.25%, 8/15/27 (j)        11,000     11,145,420
===============================================================================
Louisiana -- 2.7%
Louisiana State Gas and Fuels Tax Revenue Bonds,
  Series A, 5%, 5/01/36 (a)                               10,005      9,944,770
New Orleans, Louisiana, Aviation Board Revenue
  Bonds, AMT, Series A, 5.25%, 1/01/32 (a)                14,030     13,270,697
                                                                  -------------
                                                                     23,215,467
===============================================================================
Massachusetts -- 1.4%
Massachusetts State, Housing Finance Agency
  Housing Revenue Bonds, Series A, 5.15%,
  7/01/26 (a)                                             11,915     11,824,012
===============================================================================
Michigan -- 0.5%
Wayne County, Michigan, Airport Authority, Revenue
  Refunding Bonds, AMT, 5.375%, 12/01/32 (j)               4,995      4,885,160
===============================================================================
New Jersey -- 1.3%
Garden State Preservation Trust of New Jersey,
  Open Space and Farmland Preservation
  Revenue Bonds, Series A, 5.75%, 11/01/28 (a)(o)         10,000     11,417,900
===============================================================================
New York -- 5.7%
New York State Dormitory Authority, Non-State
  Supported Debt Revenue Bonds (Presbyterian
  Hospital of New York), 5.25, 2/15/31 (a)                20,000     20,236,600
New York State Dormitory Authority Revenue Bonds,
  Non State Supported Debt, 5%, 8/15/36 (a)(o)            10,000      9,880,839
Port Authority of New York and New Jersey,
  Consolidated Revenue Bonds, AMT,
  137th Series, 5.125%, 7/15/30 (a)                       19,492     19,176,144
                                                                  -------------
                                                                     49,293,583
===============================================================================
Ohio -- 0.5%
Montgomery County, Ohio, Revenue Bonds,
  Series C, 5%, 10/01/41 (a)                               4,993      4,865,830
===============================================================================
Pennsylvania -- 1.9%
Pennsylvania State Turnpike Commission, Turnpike
  Revenue Bonds, Series A, 5.50%, 12/01/31 (f)            15,600     16,111,836
===============================================================================
Texas -- 5.0%
Friendswood, Texas, Independent School District,
  GO, 5%, 2/15/37                                         12,955     12,818,658
Houston Texas Independent School District, 5%,
  2/15/23                                                 10,000      9,971,684
Houston Texas Utility System Revenue Refunding --
  Comb-First Lien-Series A, 5%, 11/15/36 (a)              10,695     10,566,553
Judson, Texas, Independent School District,
  School Building, GO, 5%, 2/01/37 (j)                    10,000      9,791,594
                                                                  -------------
                                                                     43,148,489
===============================================================================
Virginia -- 0.4%
University of Virginia Revenue Bonds, 11.05%,
  6/01/40                                                  3,945      4,018,417
===============================================================================
Washington -- 11.1%
Bellevue, Washington, GO, Refunding,
  Series 2736-1, 10.65%, 12/01/34 (e)                     17,600     17,471,269
Central Puget Sound Regional Transportation
  Authority, Washington, Sales and Use Tax
  Revenue Bonds, Series A, 5%, 11/01/34 (a)               17,000     16,942,060
King County, Washington, Public Hospital
  District Number 001, GO, Refunding,
  Series A, 5%, 12/01/37 (j)                              15,000     14,528,100
King County, Washington, Sewer Revenue Revenue
  Bonds, 5%, 1/01/37 (a)                                  15,785     15,736,823
Port of Seattle, Washington, Revenue Refunding
  Bonds, AMT, Series B, 5.20%, 7/01/29 (e)                20,565     18,874,763
Washington State, 5%, 7/01/31 (a)                         12,035     12,097,031
                                                                  -------------
                                                                     95,650,046
-------------------------------------------------------------------------------
Total Municipal Bonds Transferred to
Tender Option Bond Trusts -- 54.5%                                  472,007,273
===============================================================================
Total Long-Term Investments
(Cost -- $1,538,903,204) -- 172.7%                                1,494,462,892
===============================================================================

===============================================================================
Short-Term Securities                                     Shares
===============================================================================
Merrill Lynch Institutional Tax-Exempt Fund,
  2.08% (p)(q)                                        26,154,406     26,154,406
-------------------------------------------------------------------------------
Total Short-Term Securities
(Cost -- $26,154,406) -- 3.0%                                        26,154,406
===============================================================================
Total Investments (Cost -- $1,565,057,610*) -- 175.7%             1,520,617,298

Other Assets Less Liabilities -- 1.2%                                10,818,060

Liability for Trust Certificates,
Including Interest Expense and Fees Payable -- (33.3)%             (288,548,552)

Preferred Stock, at Redemption Value -- (43.6)%                    (377,439,884)
                                                                  -------------
Net Assets Applicable to Common Stock -- 100.0%                   $ 865,446,922
                                                                  =============


See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 15

Schedule of Investments (concluded)       BlackRock MuniYield Insured Fund, Inc.

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2008, as computed for federal income tax purposes, were as follows:
      Aggregate cost .......................................    $ 1,286,910,513
                                                                ===============
      Gross unrealized appreciation ........................    $     5,882,087
      Gross unrealized depreciation ........................        (59,806,410)
                                                                ---------------
      Net unrealized depreciation ..........................    $   (53,924,323)
                                                                ===============
(a)   FSA Insured.
(b)   FGIC Insured.
(c)   FHLMC Collateralized.
(d)   FNMA/GNMA Collateralized.
(e)   MBIA Insured.
(f)   AMBAC Insured.
(g) Represents a zero-coupon bond. Rate shown reflects the effective yield at the time of purchase.
(h) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.
(i)   XL Capital Insured.
(j)   Assured Guaranty Insured.
(k) U.S. government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(l)   Security is collateralized by Municipal or U.S. Treasury Obligations.
(m)   CIFG Insured.
(n) Securities represent bonds transferred to a tender option bond trust in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(o)   FHA Insured.
(p) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:
      --------------------------------------------------------------------------
                                                           Net
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund       21,252,053      $460,001
      --------------------------------------------------------------------------
(q)   Represents the current yield as of report date.
o     Forward interest rate swaps outstanding as of July 31, 2008 were as follows:
      --------------------------------------------------------------------------
                                                    Notional
                                                     Amount          Unrealized
                                                     (000)          Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.913% and receive a floating rate based on 1-Week SIFMA Rate

      Broker, JPMorgan Chase
      Expires October 2028                          $125,000        $(1,951,000)
      --------------------------------------------------------------------------

See Notes to Financial Statements.


16                 ANNUAL REPORT                  JULY 31, 2008

Statements of Assets and Liabilities

                                                                                                      BlackRock         BlackRock
                                                                                                    MuniHoldings        MuniYield
                                                                                                       Insured           Insured
July 31, 2008                                                                                       Fund II, Inc.       Fund, Inc.
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments at value -- unaffiliated 1 .........................................................    $  480,588,585    $1,494,462,892
Investments at value -- affiliated 2 ...........................................................        24,818,464        26,154,406
Cash ...........................................................................................            85,693         5,253,243
Interest receivable ............................................................................         5,680,892        16,204,384
Investment sold receivable .....................................................................                --        33,637,232
Dividends from affiliates ......................................................................                --               282
Prepaid expenses ...............................................................................            17,771            54,307
Other assets ...................................................................................                --            34,418
                                                                                                    --------------------------------
Total assets ...................................................................................       511,191,405     1,575,801,164
                                                                                                    --------------------------------
====================================================================================================================================
Accrued Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward interest rate swaps .........................................                --         1,951,000
Interest expense and fees payable ..............................................................           279,958           917,444
Investments purchased payable ..................................................................                --        37,620,070
Income dividends payable -- common shares ......................................................         1,117,621         3,768,975
Investment advisory fees payable ...............................................................           199,409           657,048
Officer's and Directors' payable ...............................................................               777            37,279
Other affiliates payable .......................................................................             4,662            13,729
Accrued expenses payable .......................................................................           128,934           317,705
                                                                                                    --------------------------------
Total accrued liabilities ......................................................................         1,731,361        45,283,250
                                                                                                    --------------------------------
====================================================================================================================================
Other Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Trust certificates 3 ...........................................................................        77,184,259       287,631,108
                                                                                                    --------------------------------
Total Liabilities ..............................................................................        78,915,620       332,914,358
                                                                                                    --------------------------------
====================================================================================================================================
Preferred Stock at Redemption Value
------------------------------------------------------------------------------------------------------------------------------------
Preferred Stock, at $0.10 par value per share at $25,000 per share liquidation preference 4,5 ..       145,342,669       377,439,884
                                                                                                    --------------------------------
====================================================================================================================================
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock ..........................................................    $  286,933,116    $  865,446,922
                                                                                                    ================================

See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 17

Statements of Assets and Liabilities (concluded)

                                                                                                   BlackRock           BlackRock
                                                                                                 MuniHoldings          MuniYield
                                                                                                    Insured             Insured
July 31, 2008                                                                                    Fund II, Inc.         Fund, Inc.
===================================================================================================================================
Net Assets Applicable to Common Stock Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.10 per share 6 ..................................................    $     2,235,243     $     6,730,313
Paid-in capital in excess of par ...........................................................        296,180,166         943,024,418
Undistributed net investment income ........................................................          1,930,588           5,152,178
Accumulated net realized loss ..............................................................         (5,043,567)        (43,068,675)
Net unrealized appreciation/depreciation ...................................................         (8,369,314)        (46,391,312)
                                                                                                -----------------------------------
Net Assets Applicable to Common Stock ......................................................    $   286,933,116     $   865,446,922
                                                                                                ===================================
Net asset value per share of Common Stock ..................................................    $         12.84     $         12.86
                                                                                                ===================================
  1 Investments at cost -- unaffiliated ....................................................    $   488,957,899     $ 1,538,903,204
                                                                                                ===================================
  2 Investments at cost -- affiliated ......................................................    $    24,818,464     $    26,154,406
                                                                                                ===================================
  3 Represents short-term floating rate certificates issued by tender option bond trusts.
  4 Preferred Stock issued and outstanding:

    Series A Shares ........................................................................              1,492               1,456
                                                                                                ===================================
    Series B Shares ........................................................................              1,492               1,456
                                                                                                ===================================
    Series C Shares ........................................................................              2,828               1,456
                                                                                                ===================================
    Series D Shares ........................................................................                 --               1,456
                                                                                                ===================================
    Series E Shares ........................................................................                 --               2,647
                                                                                                ===================================
    Series F Shares ........................................................................                 --               1,588
                                                                                                ===================================
    Series G Shares ........................................................................                 --               1,588
                                                                                                ===================================
    Series H Shares ........................................................................                 --               1,720
                                                                                                ===================================
    Series I Shares ........................................................................                 --               1,720
                                                                                                ===================================
  5 Preferred Stock authorized .............................................................              8,180              22,800
                                                                                                ===================================
  6 Common Stock issued and outstanding ....................................................         22,352,426          67,303,125
                                                                                                ===================================

See Notes to Financial Statements.


18                 ANNUAL REPORT                  JULY 31, 2008

Statements of Operations

                                                                    BlackRock MuniHoldings               BlackRock MuniYield
                                                                     Insured Fund II, Inc.                Insured Fund, Inc.
                                                                -------------------------------     -------------------------------
                                                                    Period         Year Ended           Period          Year Ended
                                                                Oct. 1, 2007 to   September 30,     Nov. 1, 2007 to     October 31,
                                                                 July 31, 2008        2007           July 31, 2008         2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Interest ...................................................    $  20,762,994     $  26,030,731     $  58,157,441     $  86,746,322
Income from affiliates .....................................          304,246           339,612           460,001           222,053
                                                                -------------------------------------------------------------------
Total income ...............................................       21,067,240        26,370,343        58,617,442        86,968,375
                                                                -------------------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory ........................................        2,327,048         2,831,673         5,694,615         7,896,713
Commissions for Preferred Stock ............................          419,891           521,380         1,039,196         1,443,298
Accounting services ........................................          119,396           158,040           244,199           356,750
Professional ...............................................          135,707            83,760           317,181           121,396
Transfer agent .............................................           21,669            60,099            31,831           152,087
Printing ...................................................           35,194            51,114            53,776            80,291
Custodian ..................................................           25,298            29,588            55,879            79,230
Officer and Directors ......................................           24,084            24,731            71,771            52,028
Registration ...............................................            8,811             9,436            22,062            23,482
Miscellaneous ..............................................           73,924            77,652           165,547           157,909
                                                                -------------------------------------------------------------------
Total expenses excluding interest expense and fees .........        3,191,022         3,847,473         7,696,057        10,363,184
Interest expense and fees 1 .................................          786,838         1,151,782         4,088,375         6,875,689
                                                                -------------------------------------------------------------------
Total expenses .............................................        3,977,860         4,999,255        11,784,432        17,238,873
Less fees waived by advisor ................................         (243,738)         (220,257)          (35,197)          (11,868)
Less fees paid indirectly ..................................             (128)               --              (778)               --
                                                                -------------------------------------------------------------------
Total expenses after waiver and fees paid indirectly .......        3,733,994         4,778,998        11,748,457        17,227,005
                                                                -------------------------------------------------------------------
Net investment income ......................................       17,333,246        21,591,345        46,868,985        69,741,370
                                                                -------------------------------------------------------------------
===================================================================================================================================
Realized and Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) from:
    Investments ............................................         (975,689)        2,069,420       (13,481,491)       (2,406,263)
    Futures and swaps ......................................               --          (616,000)      (11,647,657)       (1,476,132)
                                                                -------------------------------------------------------------------
                                                                     (975,689)        1,453,420       (25,129,148)       (3,882,395)
                                                                -------------------------------------------------------------------
Net change in unrealized appreciation/depreciation on:
    Investments ............................................      (19,379,156)      (11,557,931)      (85,903,075)      (49,385,551)
    Futures and swaps ......................................               --           260,075        (2,592,525)          413,713
                                                                -------------------------------------------------------------------
                                                                  (19,379,156)      (11,297,856)      (88,495,600)      (48,971,838)
                                                                -------------------------------------------------------------------
Total realized and unrealized loss .........................      (20,354,845)       (9,844,436)     (113,624,748)      (52,854,233)
                                                                -------------------------------------------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ......................................       (5,637,611)       (7,380,240)      (14,617,148)      (20,832,026)
                                                                -------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Applicable to Common
  Stock Shareholders Resulting from Operations .............    $  (8,659,210)    $   4,366,669     $ (81,372,911)    $  (3,944,889)
                                                                ===================================================================

1     Related to tender option bond trusts.

See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 19

Statements of Changes in Net Assets
                                    BlackRock MuniHoldings Insured Fund II, Inc.

                                                                                     Period                   Year Ended
                                                                                  Oct. 1, 2007               September 30,
                                                                                   to July 31,      -------------------------------
Increase (Decrease) in Net Assets:                                                    2008              2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ........................................................    $  17,333,246     $  21,591,345     $  20,844,142
Net realized gain (loss) .....................................................         (975,689)        1,453,420         1,337,449
Net change in unrealized appreciation/depreciation ...........................      (19,379,156)      (11,297,856)         (801,023)
Dividends to Preferred Stock shareholders from net investment income .........       (5,637,611)       (7,380,240)       (6,534,409)
                                                                                  -------------------------------------------------
Net increase (decrease) in net assets applicable to Common Stock shareholders
  resulting from operations ..................................................       (8,659,210)        4,366,669        14,846,159
                                                                                  -------------------------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ........................................................      (11,176,213)      (13,813,799)      (16,674,910)
                                                                                  -------------------------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Total decrease in net assets applicable to Common Stock ......................      (19,835,423)       (9,447,130)       (1,828,751)
Beginning of period ..........................................................      306,768,539       316,215,669       318,044,420
                                                                                  -------------------------------------------------
End of period ................................................................    $ 286,933,116     $ 306,768,539     $ 316,215,669
                                                                                  =================================================
End of period undistributed net investment income ............................    $   1,930,588     $   1,649,057     $   1,251,751
                                                                                  =================================================

See Notes to Financial Statements.


20                 ANNUAL REPORT                  JULY 31, 2008

Statements of Changes in Net Assets       BlackRock MuniYield Insured Fund, Inc.

                                                                                Period                      Year Ended
                                                                               November 1,                  October 31,
                                                                            2007 to July 31,    -----------------------------------
Increase (Decrease) in Net Assets:                                               2008                2007                2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..................................................    $    46,868,985     $    69,741,370     $    65,901,797
Net realized loss ......................................................        (25,129,148)         (3,882,395)           (894,104)
Net change in unrealized appreciation/depreciation .....................        (88,495,600)        (48,971,838)         32,084,422
Dividends and distributions to Preferred Stock shareholders from:
    Net investment income ..............................................        (14,617,148)        (20,832,026)        (16,899,454)
    Net realized gain ..................................................                 --                  --          (2,997,462)
                                                                            -------------------------------------------------------
Net increase (decrease) in net assets applicable to Common Stock
  shareholders resulting from operations ...............................        (81,372,911)         (3,944,889)         77,195,199
                                                                            -------------------------------------------------------
===================================================================================================================================
Dividends and Distributions to Common Stock Shareholders From
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income ..................................................        (33,920,775)        (45,362,306)        (52,496,438)
Net realized gain ......................................................                 --                  --         (22,672,673)
                                                                            -------------------------------------------------------
Decrease in net assets resulting from dividends and distributions to
  Common Stock shareholders ............................................        (33,920,775)        (45,362,306)        (75,169,111)
                                                                            -------------------------------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .....       (115,293,686)        (49,307,195)          2,026,088
Beginning of period ....................................................        980,740,608       1,030,047,803       1,028,021,715
                                                                            -------------------------------------------------------
End of period ..........................................................    $   865,446,922     $   980,740,608     $ 1,030,047,803
                                                                            =======================================================
End of period undistributed net investment income ......................    $     5,152,178     $     9,065,982     $     5,518,944
                                                                            =======================================================

See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 21

Statement of Cash Flows                   BlackRock MuniYield Insured Fund, Inc.

                                                                                                                    For the Period
                                                                                                                    Nov. 1, 2007 to
                                                                                                                     July 31, 2008
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations, excluding dividends to Preferred Stock shareholders ......    $   (66,755,763)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
    Decrease in receivables ....................................................................................          8,140,181
    Increase in prepaid expenses and other assets ..............................................................            (83,255)
    Decrease in other liabilities ..............................................................................         (9,382,897)
Net realized and unrealized loss ...............................................................................        100,585,146
Amortization of premium and discount on investments ............................................................          2,498,791
Proceeds from sales and paydowns of long-term securities .......................................................      1,212,426,405
Purchases of long-term securities ..............................................................................     (1,111,323,489)
Net purchases of short-term investments ........................................................................         (6,305,000)
                                                                                                                    ---------------
Cash provided by operating activities ..........................................................................        129,800,119
                                                                                                                    ---------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
Payments on redemption of Preferred Stock ......................................................................       (192,825,000)
Cash receipts from Trust Certificates ..........................................................................        297,721,108
Cash payments from Trust Certificates ..........................................................................       (180,727,500)
Cash dividends paid to Common Stock shareholders ...............................................................        (33,920,775)
Cash dividends paid to Preferred Stock shareholders ............................................................        (14,892,244)
                                                                                                                    ---------------
Cash used for financing activities .............................................................................       (124,644,411)
                                                                                                                    ---------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in cash ...........................................................................................          5,155,708
Cash at beginning of period ....................................................................................             97,535
                                                                                                                    ---------------
Cash at end of period ..........................................................................................    $     5,253,243
                                                                                                                    ===============

See Notes to Financial Statements.


22                 ANNUAL REPORT                  JULY 31, 2008

Financial Highlights                BlackRock MuniHoldings Insured Fund II, Inc.

                                                                                         Period
                                                                                       October 1,
                                                                                          2007        Year Ended September 30,
                                                                                       to July 31,   --------------------------
                                                                                          2008          2007            2006
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............................................    $    13.72    $    14.15      $    14.23
                                                                                       ----------------------------------------
Net investment income 1 ...........................................................          0.78          0.97            0.93
Net realized and unrealized gain (loss) ...........................................         (0.91)        (0.45)           0.03
Dividends to Preferred Stock shareholders from net investment income ..............         (0.25)        (0.33)          (0.29)
                                                                                       ----------------------------------------
Net increase (decrease) from investment operations ................................         (0.38)         0.19            0.67
                                                                                       ----------------------------------------
Dividends to Common Stock shareholders from net investment income .................         (0.50)        (0.62)          (0.75)
                                                                                       ----------------------------------------
Net asset value, end of period ....................................................    $    12.84    $    13.72      $    14.15
                                                                                       ========================================
Market price, end of period .......................................................    $    11.30    $    12.39      $    12.96
                                                                                       ========================================
===============================================================================================================================
Total Investment Return 3
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..........................................................         (2.41)% 4      1.73%           5.19%
                                                                                       ========================================
Based on market price .............................................................         (4.89)% 4      0.31%          (1.37)%
                                                                                       ========================================
===============================================================================================================================
Ratios to Average Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and fees paid indirectly and excluding interest expense
  and fees 5,6 ....................................................................          1.15% 7       1.17%           1.16%
                                                                                       ========================================
Total expenses after waiver and fees paid indirectly 5 ............................          1.45% 7       1.54%           1.57%
                                                                                       ========================================
Total expenses after waiver and before fees paid indirectly 5 .....................          1.45% 7       1.54%           1.57%
                                                                                       ========================================
Total expenses 5 ..................................................................          1.55% 7       1.61%           1.64%
                                                                                       ========================================
Net investment income 5 ...........................................................          6.74% 7       6.94%           6.70%
                                                                                       ========================================
Dividends to Preferred Stock shareholders .........................................          2.19% 7       2.37%           2.10%
                                                                                       ========================================
Net investment income to Common Stock shareholders ................................          4.55% 7       4.57%           4.60%
                                                                                       ========================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of period (000) ........................    $  286,933    $  306,769      $  316,216
                                                                                       ========================================
Preferred Stock outstanding at liquidation preference, end of period (000) ........    $  145,300    $  204,500      $  204,500
                                                                                       ========================================
Portfolio turnover ................................................................            43%           43%             35%
                                                                                       ========================================
Asset coverage end of period per $1,000 ...........................................    $    2,975    $    2,500      $    2,546
                                                                                       ========================================

                                                                                                Year Ended September 30,
                                                                                       ------------------------------------------
                                                                                          2005            2004            2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............................................    $    14.41      $    14.37      $    14.48
                                                                                       ------------------------------------------
Net investment income 1 ...........................................................          0.97            1.00            1.02
Net realized and unrealized gain (loss) ...........................................         (0.09)             -- 2         (0.17)
Dividends to Preferred Stock shareholders from net investment income ..............         (0.18)          (0.09)          (0.10)
                                                                                       ------------------------------------------
Net increase (decrease) from investment operations ................................          0.70            0.91            0.75
                                                                                       ------------------------------------------
Dividends to Common Stock shareholders from net investment income .................         (0.88)          (0.87)          (0.86)
                                                                                       ------------------------------------------
Net asset value, end of period ....................................................    $    14.23      $    14.41      $    14.37
                                                                                       ==========================================
Market price, end of period .......................................................    $    13.90      $    13.25      $    13.13
                                                                                       ==========================================
=================================================================================================================================
Total Investment Return 3
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..........................................................          5.35%           7.12%           5.95%
                                                                                       ==========================================
Based on market price .............................................................         11.92%           7.80%           3.45%
                                                                                       ==========================================
=================================================================================================================================
Ratios to Average Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and fees paid indirectly and excluding interest expense
  and fees 5,6 ....................................................................          1.15%           1.12%           1.14%
                                                                                       ==========================================
Total expenses after waiver and fees paid indirectly 5 ............................          1.32%           1.17%           1.21%
                                                                                       ==========================================
Total expenses after waiver and before fees paid indirectly 5 .....................          1.32%           1.17%           1.21%
                                                                                       ==========================================
Total expenses 5 ..................................................................          1.38%           1.27%           1.30%
                                                                                       ==========================================
Net investment income 5 ...........................................................          6.72%           6.93%           7.19%
                                                                                       ==========================================
Dividends to Preferred Stock shareholders .........................................          1.27%           0.63%           0.69%
                                                                                       ==========================================
Net investment income to Common Stock shareholders ................................          5.45%           6.30%           6.50%
                                                                                       ==========================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of period (000) ........................    $  318,044      $  322,072      $  321,270
                                                                                       ==========================================
Preferred Stock outstanding at liquidation preference, end of period (000) ........    $  204,500      $  204,500      $  204,500
                                                                                       ==========================================
Portfolio turnover ................................................................            46%             45%             50%
                                                                                       ==========================================
Asset coverage end of period per $1,000 ...........................................    $    2,555      $    2,575      $    2,571
                                                                                       ==========================================

1     Based on average shares outstanding.
2     Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
      Total investment returns exclude the effects of sales charges.
4     Aggregate total investment return.
5     Do not reflect the effect of dividends to Preferred Stock shareholders.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7     Annualized.

See Notes to Financial Statements.


                 ANNUAL REPORT                  JULY 31, 2008                 23

Financial Highlights                      BlackRock MuniYield Insured Fund, Inc.

                                                                                         Period
                                                                                       November 1,
                                                                                          2007           Year Ended October 31,
                                                                                       to July 31,     --------------------------
                                                                                          2008            2007            2006
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............................................    $    14.57      $    15.30      $    15.27
                                                                                       ------------------------------------------
Net investment income 1 ...........................................................          0.70            1.04            0.98
Net realized and unrealized gain (loss) ...........................................         (1.69)          (0.79)           0.46
Dividends and distributions to Preferred Stock shareholders from:
    Net investment income .........................................................         (0.22)          (0.31)          (0.25)
    Net realized gain .............................................................            --              --           (0.04)
                                                                                       ------------------------------------------
Net increase (decrease) from investment operations ................................         (1.21)          (0.06)           1.15
                                                                                       ------------------------------------------
Dividends and distributions to Common Stock shareholders from:
    Net investment income .........................................................         (0.50)          (0.67)          (0.78)
    Net realized gain .............................................................            --              --           (0.34)
                                                                                       ------------------------------------------
Total dividends and distributions to Common Stock shareholders ....................         (0.50)          (0.67)          (1.12)
                                                                                       ------------------------------------------
Capital charges with respect to issuance of Preferred Stock .......................            --              --              --
                                                                                       ------------------------------------------
Net asset value, end of period ....................................................    $    12.86      $    14.57      $    15.30
                                                                                       ==========================================
Market price, end of period .......................................................    $    12.22      $    13.04      $    14.36
                                                                                       ==========================================
=================================================================================================================================
Total Investment Return 3
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..........................................................         (8.22)% 4       (0.06)%          8.09%
                                                                                       ==========================================
Based on market price .............................................................         (2.55)% 4       (4.70)%          5.38%
                                                                                       ==========================================
=================================================================================================================================
Ratios to Average Net Assets of Common Stock
---------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and fees paid indirectly and excluding interest expense
  and fees 5,6 ....................................................................          1.06% 7         1.03%           1.02%
                                                                                       ==========================================
Total expenses after waiver and fees paid indirectly 5 ............................          1.63% 7         1.71%           1.67%
                                                                                       ==========================================
Total expenses after waiver and before fees paid indirectly 5 .....................          1.63% 7         1.71%           1.67%
                                                                                       ==========================================
Total expenses 5 ..................................................................          1.64% 7         1.71%           1.67%
                                                                                       ==========================================
Net investment income 5 ...........................................................          6.51% 7         6.94%           6.52%
                                                                                       ==========================================
Dividends to Preferred Stock shareholders .........................................          2.03% 7         2.06%           1.67%
                                                                                       ==========================================
Net investment income to Common Stock shareholders ................................          4.48% 7         4.88%           4.85%
                                                                                       ==========================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of period (000) ........................    $  865,447      $  980,741      $1,030,048
                                                                                       ==========================================
Preferred Stock outstanding at liquidation preference, end of period (000) ........    $  377,175      $  570,000      $  570,000
                                                                                       ==========================================
Portfolio turnover ................................................................            70%            117%             95%
                                                                                       ==========================================
Asset coverage end of period per $1,000 ...........................................    $    3,295      $    2,721      $    2,807
                                                                                       ==========================================

                                                                                                 Year Ended October 31,
                                                                                       ------------------------------------------
                                                                                          2005            2004            2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..............................................    $    15.59      $    15.36      $    15.15
                                                                                       ------------------------------------------
Net investment income 1 ...........................................................          1.04            1.04            1.08
Net realized and unrealized gain (loss) ...........................................         (0.22)           0.25            0.16
Dividends and distributions to Preferred Stock shareholders from:
    Net investment income .........................................................         (0.16)          (0.07)          (0.08)
    Net realized gain .............................................................         (0.02)             --              --
                                                                                       ------------------------------------------
Net increase (decrease) from investment operations ................................          0.64            1.22            1.16
                                                                                       ------------------------------------------
Dividends and distributions to Common Stock shareholders from:
    Net investment income .........................................................         (0.95)          (0.97)          (0.95)
    Net realized gain .............................................................         (0.01)             --              --
                                                                                       ------------------------------------------
Total dividends and distributions to Common Stock shareholders ....................         (0.96)          (0.97)          (0.95)
                                                                                       ------------------------------------------
Capital charges with respect to issuance of Preferred Stock .......................            -- 2         (0.02)             --
                                                                                       ------------------------------------------
Net asset value, end of period ....................................................    $    15.27      $    15.59      $    15.36
                                                                                       ==========================================
Market price, end of period .......................................................    $    14.70      $    14.57      $    14.51
                                                                                       ==========================================
=================================================================================================================================
Total Investment Return 3
---------------------------------------------------------------------------------------------------------------------------------
Based on net asset value ..........................................................          4.54%           8.52%           8.18%
                                                                                       ==========================================
Based on market price .............................................................          7.69%           7.36%           8.19%
                                                                                       ==========================================
=================================================================================================================================
Ratios to Average Net Assets of Common Stock
---------------------------------------------------------------------------------------------------------------------------------
Total expenses after waiver and fees paid indirectly and excluding interest expense
  and fees 5,6 ....................................................................          1.01%           0.95%           0.94%
                                                                                       ==========================================
Total expenses after waiver and fees paid indirectly 5 ............................          1.60%           1.19%           1.18%
                                                                                       ==========================================
Total expenses after waiver and before fees paid indirectly 5 .....................          1.60%           1.19%           1.18%
                                                                                       ==========================================
Total expenses 5 ..................................................................          1.60%           1.19%           1.18%
                                                                                       ==========================================
Net investment income 5 ...........................................................          6.62%           6.77%           6.99%
                                                                                       ==========================================
Dividends to Preferred Stock shareholders .........................................          1.05%           0.51%           0.49%
                                                                                       ==========================================
Net investment income to Common Stock shareholders ................................          5.57%           6.26%           6.50%
                                                                                       ==========================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of period (000) ........................    $1,028,022      $1,049,423      $  953,662
                                                                                       ==========================================
Preferred Stock outstanding at liquidation preference, end of period (000) ........    $  570,000      $  570,000      $  440,000
                                                                                       ==========================================
Portfolio turnover ................................................................           105%            122%             95%
                                                                                       ==========================================
Asset coverage end of period per $1,000 ...........................................    $    2,804      $    2,841      $    3,167
                                                                                       ==========================================

1     Based on average shares outstanding.
2     Amount is less than $0.01 per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
      Total investment returns exclude the effects of sales charges.
4     Aggregate total investment return.
5     Do not reflect the effect of dividends to Preferred Stock shareholders.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
7     Annualized.

See Notes to Financial Statements.


24                 ANNUAL REPORT                  JULY 31, 2008

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc. (the "Funds" or individually as the "Fund"), are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds recently changed their fiscal year end to July 31. The Funds determine, and make available for publication, the net asset values of their Common Stock on a daily basis.

The following is a summary of significant accounting policies followed by the
Funds:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Fund's Board of Directors (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Swaps are valued by quoted fair values received daily by each Fund's pricing service or through brokers. Short-term securities are valued at amortized cost. Investments in open-end investment companies are valued at net asset value each business day

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Derivative Financial Instruments: The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. Changes in the value of the forward interest rate swap are recognized as unrealized gains and losses. When the agreement is closed, the Funds record a realized gain or loss in an amount equal to the value of the agreement. The Funds generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued basis, the Funds will hold liquid assets worth at least the equivalent of the amount due.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Funds leverage their assets through the use of tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal securities. Other funds managed by the investment advisor may also contribute municipal securities to a TOB into which each Fund has contributed securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates ("TOB Residuals"), which are generally issued to the participating fund that made the transfer. The TOB Residuals held by the Funds includes the right of each Fund (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within


                 ANNUAL REPORT                  JULY 31, 2008                 25
seven days, a corresponding share of the municipal securities from the TOB to the Fund. The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Fund, which typically invests the cash in additional municipal securities. Each Fund's transfer of the municipal securities to a TOB is accounted for as a secured borrowing, therefore the municipal securities deposited into a TOB are presented in the Funds' Schedules of Investments and the proceeds from the transaction are reported as a liability of the Funds.

Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Funds. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2008, the aggregate value of the underlying municipal securities transferred to TOBs, the related liability for trust certificates and the range of interest rates were as follows:

--------------------------------------------------------------------------------
                                 Underlying
                                  Municipal
                                 Securities       Liability         Range of
                               Transferred to     for Trust         Interest
                                    TOBs        Certificates          Rates
--------------------------------------------------------------------------------
BlackRock MuniHoldings
  Insured Fund II, Inc. .....   $121,594,637    $ 77,184,259    1.536% -- 2.719%
BlackRock MuniYield
  Insured Fund, Inc. ........   $472,007,273    $287,631,108    1.685% -- 2.618%
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, each Fund's investment in TOBs likely will adversely affect each Fund's investment income and dividends to common stock shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect each Fund's net asset value per share.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Funds segregate assets in connection with certain investments (e.g., futures and swaps) and certain borrowings, each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. The Funds amortize all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective March 31 and April 30, 2008, BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc., respectively, implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to each Fund, and has determined that the adoption of FIN 48 does not have a material impact on each Fund's financial statements. The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc.'s U.S. federal tax returns remains open for the years ended September 30, 2005 through September 30, 2007 and October 31, 2005 through October 31, 2007, respectively. The statutes of limitations on each Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on each Fund's financial statement disclosures, if any, is currently being assessed.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value


26                 ANNUAL REPORT                  JULY 31, 2008
that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on each Fund's financial statement disclosures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The impact on each Fund's financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan:
Under the deferred compensation plan approved by each Fund's Board, non-interested Directors ("Independent Directors") may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts have been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in other certain BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however elect to invest in common stock of other certain BlackRock Closed-End Funds selected by the Independent Directors in order to match their deferred compensation obligations. Investments to cover the Funds' deferred compensation liabilities are included in other assets on the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income from affiliates in the Statements of Operations.

Other: Expenses directly related to each Fund are charged to that Fund. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor"), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory and administration services. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Advisor a monthly fee at an annual rate of 0.55% for BlackRock MuniHoldings Insured Fund II, Inc. and 0.50% for BlackRock MuniYield Insured Fund, Inc. of the Fund's average daily net assets. Average daily net assets is the average daily value of the Fund's total assets minus the sum of its accrued liabilities.

The Advisor has voluntarily agreed to waive its advisory fee on the proceeds of Preferred Stock and TOBs that exceeds 35% of the average daily net assets of BlackRock MuniHoldings Insured Fund II, Inc. For the period October 1, 2007 through July 31, 2008 and the year ended September 30, 2007, these amounts were $215,209 and $200,897, respectively. These amounts are included in the fees waived by advisor on the Statements of Operations.

The Advisor has agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Advisor indirectly through its investment in affiliated money market funds. For the period October 1, 2007 through July 31, 2008 and the year ended September 30, 2007, $28,529 and $19,360, respectively, were waived with respect to BlackRock MuniHoldings Insured Fund II, Inc. For the period November 1, 2007 through July 31, 2008 and the year ended October 31, 2007, $35,197 and $11,868, respectively, were waived with respect to BlackRock MuniYield Insured Fund, Inc. These amounts are included in the fees waived by advisor on the Statements of Operations.

The Advisor has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, with respect to each Fund, under which the Advisor pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Advisor.

For the period ended October 1, 2007 to July 31, 2008 and the year ended September 30, 2007, BlackRock MuniHoldings Insured Fund II, Inc. reimbursed the Advisor $6,919 and $10,645, respectively, for certain accounting services, which are included in accounting services on the Statements of Operations. For the period ended November 1, 2007 to July 31, 2008 and the year ended October 31, 2007, BlackRock MuniYield Insured Fund, Inc. reimbursed the Advisor $18,501 and $29,566, respectively, for certain accounting services, which are included in accounting services on the Statements of Operations.

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Funds reimburse the Advisor for compensation paid to the Funds' Chief Compliance Officer.


                 ANNUAL REPORT                  JULY 31, 2008                 27

3. Investments:

BlackRock MuniHoldings Insured Fund II, Inc.

Purchases and sales of investments, excluding short-term securities, for the period October 1, 2007 to July 31, 2008, were $218,521,407, and $254,670,776, respectively.

BlackRock MuniYield Insured Fund, Inc.

Purchases and sales of investments, excluding short-term securities, for the period November 1, 2007 to July 31, 2008, were $1,094,749,211, and
$1,214,481,280, respectively.

4. Capital Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $0.10 per share, all of which were initially classified as Common Stock. Each Board is authorized, however, to reclassify any unissued shares of common stock without approval of the holders of Common Stock.

Common Stock

BlackRock MuniHoldings Insured Fund II, Inc.

Shares issued and outstanding during the period October 1, 2007 to July 31, 2008 and the years ended September 30, 2007 and September 30, 2006 remained constant for the Fund.

BlackRock MuniYield Insured Fund, Inc.

Shares issued and outstanding during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and October 31, 2006 remained constant for the Fund.

Preferred Stock

Preferred Stock of the Funds has a par value of $0.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitles their holders to receive cash dividends at varying annualized rates for each dividend period. The yields in effect at July 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                                    BlackRock          BlackRock
                                                  MuniHoldings         MuniYield
                                                     Insured            Insured
                                                  Fund II, Inc.       Fund, Inc.
--------------------------------------------------------------------------------
Series A ....................................        3.579% 1          3.351% 1
Series B ....................................        3.427% 1          3.427% 1
Series C ....................................        3.503% 1          2.579% 1
Series D ....................................           --             2.480% 1
Series E ....................................           --             3.427% 1
Series F ....................................           --             2.557% 1
Series G ....................................           --             3.579% 1
Series H ....................................           --             4.132% 2
Series I ....................................           --             4.354% 2
--------------------------------------------------------------------------------
1 The maximum applicable rate on this series of Preferred Stock is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.
2 The maximum applicable rate on this series of Preferred Stock is the higher of 110% times or plus 110% of the Telerate/BBA LIBOR or 110% times or plus 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

BlackRock MuniHoldings Insured Fund II, Inc. pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the period October 1, 2007 to July 31, 2008 and the year ended September 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, earned commissions of $180,351 and $186,241, respectively.

BlackRock MuniYield Insured Fund, Inc. pays commissions to certain broker-dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. For the period November 1, 2007 to July 31, 2008 and the year ended October 31, 2007, MLPF&S, a wholly owned subsidiary of Merrill Lynch, earned commissions of $367,397 and $472,650, respectively.

On June 4, 2008, the Funds announced the following redemptions of Preferred Stock at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

BlackRock MuniHoldings Insured Fund II, Inc.

--------------------------------------------------------------------------------
                                        Redemption      Shares        Aggregate
                                           Date        Redeemed       Principal
--------------------------------------------------------------------------------
Series A ..............................   6/27/08         608        $15,200,000
Series B ..............................   6/26/08         608        $15,200,000
Series C ..............................   6/25/08       1,152        $28,800,000
--------------------------------------------------------------------------------


28                 ANNUAL REPORT                  JULY 31, 2008

BlackRock MuniYield Insured Fund, Inc.

--------------------------------------------------------------------------------
                                        Redemption      Shares        Aggregate
                                           Date        Redeemed       Principal
--------------------------------------------------------------------------------
Series A ..............................   6/26/08         744        $18,600,000
Series B ..............................   7/03/08         744        $18,600,000
Series C ..............................   7/10/08         744        $18,600,000
Series D ..............................   7/17/08         744        $18,600,000
Series E ..............................   6/26/08       1,353        $33,825,000
Series F ..............................   7/08/08         812        $20,300,000
Series G ..............................   6/24/08         812        $20,300,000
Series H ..............................   6/27/08         880        $22,000,000
Series I ..............................   6/23/08         880        $22,000,000
--------------------------------------------------------------------------------

The Funds financed the Preferred Stock redemptions with cash received from TOB transactions.

Shares issued and outstanding during the years ended September 30, 2006 and September 30, 2007 for BlackRock MuniHoldings Insured Fund II, Inc. and October 31, 2006 and October 31, 2007 for BlackRock MuniYield Insured Fund, Inc. remained constant.

Dividends on seven-day Preferred Stock are cumulative at a rate, which is reset every seven days based on the results of an auction. Dividends on 28-day Preferred Stock are cumulative at a rate which is reset every 28 days based on results of an auction. If the Preferred Stock fails to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the Preferred Stock to holders of such shares for each successive dividend periods until such time as the stock is successfully auctioned. The maximum applicable rate on the Preferred Stock is footnoted as applicable on the above chart. During the period ended July 31, 2008, the Preferred Stock of each Fund was successfully auctioned at each auction date until February 13, 2008. The low, high and average dividend rates on the Preferred Stock of BlackRock MuniHoldings Insured Fund II, Inc. for the period October 1, 2007 to July 31, 2008 and the low, high and average dividend rates on the Preferred Stock for each Fund for the period November 1, 2007 to July 31, 2008 were as follows:

--------------------------------------------------------------------------------
                                         Series      Low        High     Average
--------------------------------------------------------------------------------
BlackRock MuniHoldings                      A       2.458%     4.600%     3.423%
  Insured Fund II, Inc.                     B       2.480%     4.400%     3.360%
                                            C       2.535%     4.500%     3.280%
--------------------------------------------------------------------------------
BlackRock MuniYield                         A       2.559%     4.600%     3.468%
  Insured Fund, Inc.                        B       2.535%     4.600%     3.456%
                                            C       2.579%     4.900%     3.482%
                                            D       2.483%     4.400%     3.480%
                                            E       2.483%     4.356%     3.281%
                                            F       2.502%     4.750%     3.488%
                                            G       2.483%     4.508%     3.375%
                                            H       2.930%     5.198%     3.895%
                                            I       3.000%     5.198%     3.822%
--------------------------------------------------------------------------------

Since February 13, 2008, the Preferred Stock of the Funds failed to clear any of their auctions. As a result, the Preferred Stock dividend rates were reset to the maximum applicable rate, which ranged from 2.458% to 5.198%. A failed auction is not an event of default for the Fund but has a negative impact on the liquidity of Preferred Stock. A failed auction occurs when there are more sellers of a Fund's auction rate preferred stock than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Funds' Preferred Stock may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Stock may not have the ability to sell the Preferred Stock at its liquidation preference.

The Funds may not declare dividends or make other distributions on Common Stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock is less than 200%.

The Preferred Stock is redeemable at the option of each Fund, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund, as set forth in each Fund's Articles Supplementary, are not satisfied.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and will vote together with holders of Common Stock (one vote per share) as a single class. However, the holders of Preferred Stock, voting as a separate class, are also entitled to elect two Directors for a Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Stock, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock (b) change a Fund's sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

During the current year, $11,418,540 has been reclassified in BlackRock MuniHoldings Insured Fund II, Inc. between paid-in capital in excess of par and accumulated net realized loss and $237,891 has been reclassified between undistributed net investment income and accumulated net realized loss as a result of a permanent difference attributable to the expiration of a capital loss carryforward, amortization methods on fixed income securities and the classification of income.


                 ANNUAL REPORT                  JULY 31, 2008                 29

During the current year, $2,244,866 has been reclassified in BlackRock MuniYield Insured Fund, Inc. between undistributed net investment income and accumulated net realized loss as a result of permanent differences attributable to amortization methods on fixed income securities and the reclassification of distributions.

BlackRock MuniHoldings Insured Fund II, Inc.

The tax character of distributions paid during the period October 1, 2007 to July 31, 2008 and the years ended September 30, 2007 and September 30, 2006 were as follows:

--------------------------------------------------------------------------------
                                        Period           Year           Year
                                      10/1/07 to        Ended          Ended
                                       7/31/08         9/30/07        9/30/06
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............   $16,813,824     $21,194,039     $23,209,319
                                     -------------------------------------------
Total distributions ..............   $16,813,824     $21,194,039     $23,209,319
                                     ===========================================

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt net income .........................    $  1,344,576
Undistributed long-term net capital gains ...................              --
                                                                 ------------
Total undistributed net earnings ............................       1,344,576
Capital loss carryforward ...................................        (306,103)*
Net unrealized losses .......................................     (12,520,766)**
                                                                 ------------
Total accumulated net loss ..................................    $(11,482,293)
                                                                 ============

* On July 31, 2008, the Fund had a capital loss carryforward of $306,103, all of which expires in 2012. This amount will be available to offset future realized capital gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, the deferral of post-October capital losses for tax purposes and the difference between the book and tax treatment of residual interests in tender option bond trusts.

BlackRock MuniYield Insured Fund, Inc.

The tax character of distributions paid during the period November 1, 2007 to July 31, 2008 and the years ended October 31, 2007 and October 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                         Period           Year            Year
                                       11/1/07 to        Ended           Ended
                                        7/31/08         10/31/07        10/31/06
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ...............    $48,537,923    $66,194,332    $69,395,892
  Ordinary income .................             --             --      5,734,611
  Long-term capital gain ..........             --             --     19,935,524
                                       -----------------------------------------
Total distributions ...............    $48,537,923    $66,194,332    $95,066,027
                                       =========================================

As of July 31, 2008, the components of accumulated loss on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt net income .........................    $  3,505,548
Undistributed long-term net capital gains ...................              --
                                                                 ------------
Total undistributed net earnings ............................       3,505,548
Capital loss carryforward ...................................     (30,918,530)*
Net unrealized losses .......................................     (56,894,827)**
                                                                 ------------
Total accumulated net loss ..................................    $(84,307,809)
                                                                 ============

* On July 31, 2008, the Fund had a capital loss carryforward of $30,918,530, of which, $1,489,118 expires in 2014, $5,979,955 expires in 2015 and
      $23,449,457 expires in 2016. This amount will be available to offset future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of compensation to trustees and the difference between the book and tax treatment of residual interests in tender option bond trusts.

6. Concentration Risk:

Each Fund's investments are concentrated in certain states, which may be affected by adverse financial, social, environmental, economic, regulatory and political factors.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

7. Restatement Information:

Subsequent to the initial issuance of BlackRock MuniYield Insured Fund, Inc.'s October 31, 2006 financial statements and BlackRock MuniHoldings Insured Fund II, Inc.'s September 30, 2006 financial statements, the Funds determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the three years in the period ended October 31, 2005 with respect to BlackRock MuniYield Insured Fund, Inc., and for each of the three years in the period ended September 30, 2005 with respect to BlackRock MuniHoldings Insured Fund II, Inc., have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.


30                 ANNUAL REPORT                  JULY 31, 2008

Notes to Financial Statements (concluded)

------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights for BlackRock MuniYield Insured Fund, Inc.
For the Years Ended October 31, 2005, 2004 and 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                             2005                        2004                        2003
                                                   ------------------------    ------------------------    ------------------------
                                                   Previously                  Previously                  Previously
                                                    Reported      Restated      Reported      Restated      Reported      Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of waiver 1 .................      1.01%         1.60%         0.95%         1.19%         0.94%         1.18%
Total expenses 1 ................................      1.01%         1.60%         0.95%         1.19%         0.95%         1.18%
Portfolio turnover ..............................    123.85%          105%       144.40%          122%       114.05%           95%
------------------------------------------------------------------------------------------------------------------------------------
1     Do not reflect the effect of dividends to Preferred Stock shareholders.
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights for BlackRock MuniHoldings Insured Fund II, Inc.
For the Years Ended September 30, 2005, 2004 and 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                              2005                        2004                        2003
                                                   ------------------------    ------------------------    ------------------------
                                                   Previously                  Previously                  Previously
                                                    Reported      Restated      Reported      Restated      Reported      Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of waiver and reimbursement 1      1.15%         1.32%         1.12%         1.17%         1.14%         1.21%
Total expenses 1 ................................      1.21%         1.38%         1.21%         1.27%         1.23%         1.30%
Portfolio turnover ..............................     58.19%           46%        45.89%           45%        52.00%           50%
------------------------------------------------------------------------------------------------------------------------------------
1     Do not reflect the effect of dividends to Preferred Stock shareholders.

8. Subsequent Events:

Each Fund paid a net investment income dividend to holders of its Common Stock on September 2, 2008 to shareholders of record on August 15, 2008. The amount of the tax-exempt income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                        Amount
--------------------------------------------------------------------------------
BlackRock MuniHoldings Insured Fund II, Inc. ......................    $0.050000
BlackRock MuniYield Insured Fund, Inc. ............................    $0.056000
--------------------------------------------------------------------------------

The dividends declared on Preferred Stock for the period August 1, 2008 to August 31, 2008 for the Funds were as follows:

--------------------------------------------------------------------------------
                                                      Series             Amount
--------------------------------------------------------------------------------
BlackRock MuniHoldings Insured Fund II, Inc.            A               $ 76,704
                                                        B               $ 77,450
                                                        C               $148,781
--------------------------------------------------------------------------------
BlackRock MuniYield Insured Fund, Inc.                  A               $ 93,577
                                                        B               $ 95,688
                                                        C               $ 72,014
                                                        D               $ 69,247
                                                        E               $145,717
                                                        F               $ 77,876
                                                        G               $ 93,581
                                                        H               $156,881
                                                        I               $127,892
--------------------------------------------------------------------------------

On September 12, 2008, the Board of Directors of BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc. voted unanimously to change certain investment guidelines of the Funds. Under normal market conditions, the Funds are required to invest at least 80% of their total assets in municipal bonds either (i) insured under an insurance policy purchased by the Funds or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, the Funds have had an additional non-fundamental investment policy limiting its purchase of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board approved, an amended policy with respect to the purchase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and the Funds will not be required to dispose of municipal bonds they hold in the event of subsequent downgrades. The approved changes do not alter the Funds' investment objectives.

The Advisor and the Board believe the amended policy will allow the Advisor to better manage the Funds' portfolios in the best interests of the Funds' shareholders and to better meet the Funds' investment objectives.

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.


                 ANNUAL REPORT                  JULY 31, 2008                 31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniHoldings Insured Fund II, Inc. as of July 31, 2008, and the related statements of operations for the period October 1, 2007 to July 31, 2008 and for the year ended September 30, 2007, the statements of changes in net assets for the period October 1, 2007 to July 31, 2008 and for each of the two years in the period ended September 30, 2007, and the financial highlights for the period October 1, 2007 to July 31, 2008 and for each of the two years in the period ended September 30, 2007. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock MuniYield Insured Fund, Inc. as of July 31, 2008, and the related statements of operations for the period November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, the statements of changes in net assets for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, the statement of cash flows for the period November 1, 2007 to July 31, 2008, and the financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007. BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc. are collectively referred to as the "Funds." These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of BlackRock MuniHoldings Insured Fund II, Inc. for each of the three years in the period ended September 30, 2005 (before the restatement described in Note 7) were audited by other auditors whose report, dated November 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 7. The financial highlights of BlackRock MuniYield Insured Fund, Inc. for each of the three years in the period ended October 31, 2005 (before the restatement described in Note
7) were audited by other auditors whose report, dated December 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 7.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniHoldings Insured Fund II, Inc. as of July 31, 2008, and the results of its operations for the period October 1, 2007 to July 31, 2008 and for the year ended September 30, 2007, the changes in its net assets for the period October 1, 2007 to July 31, 2008 and for each of the two years in the period ended September 30, 2007, and the financial highlights for the period October 1, 2007 to July 31, 2008 and for each of the two years in the period ended September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Insured Fund, Inc. as of July 31, 2008, the results of its operations for the period November 1, 2007 to July 31, 2008 and for the year ended October 31, 2007, the changes in its net assets for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, its cash flows for the period November 1, 2007 to July 31, 2008, and the financial highlights for the period November 1, 2007 to July 31, 2008 and for each of the two years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

We have audited the adjustments, applied by management, to restate certain BlackRock MuniHoldings Insured Fund II, Inc. ("Insured Fund II") financial highlights for each of the three years in the period ended September 30, 2005 to correct the errors described in Note 7. We have also audited the adjustments, applied by management, to restate certain BlackRock MuniYield Insured Fund, Inc. ("Insured Fund") financial highlights for each of the three years in the period ended October 31, 2005 to correct the errors described in Note 7. These adjustments are the responsibility of the Funds' management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated information in Insured Fund II's financial highlights for each of the three years in the period ended September 30, 2005 and Insured Fund's financial highlights for each of the three years in the period ended October 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to Insured Fund II's or Insured Fund's financial highlights for each of the three years in the period ended September 30, 2005 and October 31, 2005, respectively, might be necessary in order for such financial highlights to be presented


32                 ANNUAL REPORT                  JULY 31, 2008

Report of Independent Registered Public Accounting Firm (concluded)

in conformity with accounting principles generally accepted in the United States of America. In our opinion, the adjustments to the financial highlights of Insured Fund II for each of the three years in the period ended September 30, 2005, for the restatement described in Note 7 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Insured Fund II's financial highlights for each of the three years in the period ended September 30, 2005, other than with respect to the adjustments described in Note 7 and, accordingly, we do not express an opinion or any other form of assurance on the Insured Fund II's financial highlights for each of the three years in the period ended September 30, 2005. Additionally, in our opinion, the adjustments to the financial highlights of Insured Fund for each of the three years in the period ended October 31, 2005, for the restatement described in Note 7 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Insured Fund's financial highlights for each of the three years in the period ended October 31, 2005, other than with respect to the adjustments described in Note 7 and, accordingly, we do not express an opinion or any other form of assurance on the Insured Fund's financial highlights for each of the three years in the period ended October 31, 2005.

Deloitte & Touche LLP
Princeton, New Jersey
September 25, 2008

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BlackRock MuniHoldings Insured Fund II, Inc. and BlackRock MuniYield Insured Fund, Inc., during the period ended July 31, 2008 qualify as tax-exempt interest dividends for federal income tax purposes.


                 ANNUAL REPORT                  JULY 31, 2008                 33

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Funds offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Funds do not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Funds. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds' shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: (800) 426-5523.


34                 ANNUAL REPORT                  JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (collectively, the "Board," the members of which are referred to as "Directors") of the BlackRock MuniHoldings Insured Fund II, Inc. ("MUE") and BlackRock MuniYield Insured Fund, Inc. ("MYI," and together with MUE, the "Funds") met in April and May 2008 to consider approving the continuation of each Fund's investment advisory agreement (each, an "Advisory Agreement") with BlackRock Advisors, LLC (the "Advisor"), each Fund's investment adviser. The Board also considered the approval of each Fund's subadvisory agreement (each, a "Subadvisory Agreement" and, together with the "Advisory Agreement," the "Agreements") between the Advisor and BlackRock Investment Management, LLC (the "Subadvisor"). The Advisor and the Subadvisor are collectively referred to herein as the "Advisors" and, together with BlackRock, Inc., "BlackRock."

Activities and Composition of the Board

The Board of each Fund consists of thirteen individuals, eleven of whom are not "interested persons" of the Funds as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board has established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

Advisory Agreement and Subadvisory Agreement

Upon the consummation of the combination of BlackRock, Inc.'s investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates, each Fund entered into an Advisory Agreement and a Subadvisory Agreement, each with an initial two-year term. Consistent with the 1940 Act, after the Advisory Agreement's and Subadvisory Agreement's respective initial two-year term, the Board is required to consider the continuation of each Fund's Advisory Agreement and Subadvisory Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment advisory services, administrative services, secondary market support services, oversight of fund accounting and custody, and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to each Fund by certain unaffiliated service providers.

Throughout the year, the Board also considered a range of information in connection with its oversight of the services provided by BlackRock and its affiliates. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration and other fees paid to BlackRock and its affiliates by each Fund, as applicable; (c) Fund operating expenses paid to third parties; (d) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions; (e) each Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board;
(i) execution quality; (j) valuation and liquidity procedures; and (k) reviews of BlackRock's business, including BlackRock's response to the increasing scale of its business.

Board Considerations in Approving the Advisory Agreement and Subadvisory
Agreement

To assist the Board in its evaluation of the Agreements, the Directors received information from BlackRock in advance of the April 22, 2008 meeting which detailed, among other things, the organization, business lines and capabilities of the Advisors, including: (a) the responsibilities of various departments and key personnel and biographical information relating to key personnel; (b) financial statements for BlackRock; (c) the advisory and/or administrative fees paid by each Fund to the Advisors, including comparisons, compiled by Lipper Inc. ("Lipper"), an independent third party, with the management fees, which include advisory and administration fees, of funds with similar investment objectives ("Peers"); (d) the profitability of BlackRock and certain industry profitability analyses for advisers to registered investment companies; (e) the expenses of BlackRock in providing various services; (f) non-investment advisory reimbursements, if applicable, and "fallout" benefits to BlackRock; (g) economies of scale, if any, generated through the Advisors' management of all of the BlackRock closed-end funds (the "Fund Complex"); (h) the expenses of each Fund, including comparisons of each such Fund's expense ratios (both before and after any fee waivers) with the expense ratios of its Peers; (i) an internal comparison of management fees classified by Lipper, if applicable; and (j) each Fund's performance for the past one-, three- and five-year periods, as applicable, as well as each Fund's performance compared to its Peers.


                 ANNUAL REPORT                  JULY 31, 2008                 35

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Board also considered other matters it deemed important to the approval process, where applicable, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds.

In addition to the foregoing materials, independent legal counsel to the Independent Directors provided a legal memorandum outlining, among other things, the duties of the Board under the 1940 Act, as well as the general principles of relevant law in reviewing and approving advisory contracts, the requirements of the 1940 Act in such matters, an adviser's fiduciary duty with respect to advisory agreements and compensation, and the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered by boards in voting on advisory agreements.

The Independent Directors reviewed this information and discussed it with independent legal counsel prior to the meeting on April 22, 2008. At the Board meeting on April 22, 2008, BlackRock made a presentation to and responded to questions from the Board. Following the meeting on April 22, 2008, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written materials provided to the Directors prior to the meetings on May 29 and 30, 2008. At the Board meetings on May 29 and 30, 2008, BlackRock responded to further questions from the Board. In connection with BlackRock's presentations, the Board considered each Agreement and, in consultation with independent legal counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") statements relating to the renewal of the Agreements.

Matters Considered by the Board

In connection with its deliberations with respect to the Agreements, the Board considered all factors it believed relevant with respect to each Fund, including the following: the nature, extent and quality of the services provided by the Advisors; the investment performance of each Fund; the costs of the services to be provided and profits to be realized by the Advisors and their affiliates from their relationship with the Funds; the extent to which economies of scale would be realized as the Fund Complex grows; and whether BlackRock realizes other benefits from its relationship with the Funds.

A. Nature, Extent and Quality of the Services: In evaluating the nature, extent and quality of the Advisors' services, the Board reviewed information concerning the types of services that the Advisors provide and are expected to provide to each Fund, narrative and statistical information concerning each Fund's performance record and how such performance compares to each Fund's Peers, information describing BlackRock's organization and its various departments, the experience and responsibilities of key personnel and available resources. The Board noted the willingness of the personnel of BlackRock to engage in open, candid discussions with the Board. The Board further considered the quality of the Advisors' investment process in making portfolio management decisions.

In addition to advisory services, the Directors considered the quality of the administrative and non-investment advisory services provided to the Funds. The Advisors and their affiliates provided each Fund with such administrative and other services, as applicable (in addition to any such services provided by others for the Funds), and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, the Advisors and their affiliates provided each Fund with services such as: preparing shareholder reports and communications, including annual and semi-annual financial statements and the Funds' websites; communications with analysts to support secondary market trading; assisting with daily accounting and pricing; preparing periodic filings with regulators and stock exchanges; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal and compliance support (such as helping to prepare proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). The Board considered the Advisors' policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: As previously noted, the Board received performance information regarding each Fund and its Peers. Among other things, the Board received materials reflecting each Fund's historic performance and each Fund's performance compared to its Peers. More specifically, each Fund's one-, three- and five-year total returns (as applicable) were evaluated relative to its Peers (including the Peers' median performance).


36                 ANNUAL REPORT                  JULY 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(continued)

The Board reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper rankings.

The Board noted that each of MUE and MYI performed below the median of their respective Peers in at least two of the one-, three- and five-year periods reported. The Board then discussed with representatives of BlackRock the reasons for each of MUE's and MYI's underperformance during these periods compared with their respective Peers. The Board noted that the underperformance of MUE was largely due to its defensive duration in the face of a long-term municipal bond rally, where conditions would have enhanced the Fund's performance if the Fund had a longer duration. The Board noted that the underperformance of MYI was due to Alternative Minimum Tax bond yield spread increases versus the Municipal Market Data scale.

The Board concluded that BlackRock was committed to providing the resources necessary to assist the portfolio managers and to continue improving each Fund's performance. Based on its review, the Board generally was satisfied with BlackRock's efforts to manage each of the Funds.

After considering this information, the Boards concluded that the performance of each Fund, in light of and after considering the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund's Agreements should be renewed.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the
Funds: In evaluating the management fees and expenses that each Fund is expected to bear, the Board considered each Fund's current management fee structure and each Fund's expense ratios in absolute terms as well as relative to the fees and expense ratios of its applicable Peers. The Board, among other things, reviewed comparisons of each Fund's gross management fees before and after any applicable reimbursements and fee waivers and total expense ratios before and after any applicable waivers with those of applicable Peers. The Board also reviewed a narrative analysis of the Peer rankings prepared by Lipper and summarized by BlackRock at the request of the Board. This summary placed the Peer rankings into context by analyzing various factors that affect these comparisons.

The Board noted that the Funds paid contractual management fees lower than or equal to the median contractual fees paid by each Fund's respective Peers. This comparison was made without giving effect to any expense reimbursements or fee waivers.

The Board also compared the management fees charged and services provided by the Advisors to closed-end funds in general versus other types of clients (such as open-end investment companies and separately managed institutional accounts) in similar investment categories. The Board noted certain differences in services provided and costs incurred by the Advisor with respect to closed-end funds compared to these other types of clients and the reasons for such differences.

In connection with the Board's consideration of the fees and expense information, the Board reviewed the considerable investment management experience of the Advisors and considered the high level of investment management, administrative and other services provided by the Advisors. In light of these factors and the other facts and circumstances applicable to each Fund, the Board concluded that the fees paid and level of expenses incurred by each Fund under its Agreements support a conclusion that each Fund's Agreements should be renewed.

D. Profitability of BlackRock: The Board also considered BlackRock's profitability in conjunction with its review of fees. The Board reviewed BlackRock's profitability with respect to the Fund Complex and other fund complexes managed by the Advisors. In reviewing profitability, the Board recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. The Board also reviewed BlackRock's assumptions and methodology of allocating expenses, noting the inherent limitations in allocating costs among various advisory products. The Board also recognized that individual fund or product line profitability of other advisors is generally not publicly available.

The Board recognized that profitability may be affected by numerous factors including, among other things, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Board considered BlackRock's operating margin compared to the operating margin estimated by BlackRock for a leading investment management firm whose operations consist primarily of advising closed-end funds. The comparison indicated that BlackRock's operating margin was approximately the same as the operating margin of such firm.


                 ANNUAL REPORT                  JULY 31, 2008                 37

Disclosure of Investment Advisory Agreement and Subadvisory Agreement
(concluded)

In evaluating the reasonableness of the Advisors' compensation, the Board also considered any other revenues paid to the Advisors, including partial reimbursements paid to the Advisors for certain non-investment advisory services, if applicable. The Board noted that these payments were less than the Advisors' costs for providing these services. The Board also considered indirect benefits (such as soft dollar arrangements) that the Advisors and their affiliates are expected to receive, which are attributable to their management of the Fund.

The Board concluded that BlackRock's profitability, in light of all the other facts and circumstances applicable to each Fund, supports a conclusion that each Fund's Agreements should be renewed.

E. Economies of Scale: In reviewing each Fund's fees and expenses, the Board examined the potential benefits of economies of scale, and whether any economies of scale should be reflected in the Fund's fee structure, for example through the use of breakpoints for the Fund or the Fund Complex. In this regard, the Board reviewed information provided by BlackRock, noting that most closed-end fund complexes do not have fund-level breakpoints because closed-end funds generally do not experience substantial growth after their initial public offering and each fund is managed independently consistent with its own investment objectives. The Board noted that only three closed-end funds in the Fund Complex have breakpoints in their fee structures. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure. The Board found, based on its review of comparable funds, that each Fund's management fee is appropriate in light of the scale of the respective Fund.

F. Other Factors: In evaluating fees, the Board also considered indirect benefits or profits the Advisors or their affiliates may receive as a result of their relationships with the Funds ("fall-out benefits"). The Directors, including the Independent Directors, considered the intangible benefits that accrue to the Advisors and their affiliates by virtue of their relationships with the Funds, including potential benefits accruing to the Advisors and their affiliates as a result of participating in offerings of the Funds' shares, potentially stronger relationships with members of the broker-dealer community, increased name recognition of the Advisors and their affiliates, enhanced sales of other investment funds and products sponsored by the Advisors and their affiliates and increased assets under management which may increase the benefits realized by the Advisors from soft dollar arrangements with broker-dealers. The Board also considered the unquantifiable nature of these potential benefits.

Conclusion with Respect to the Agreements

In reviewing the Agreements, the Directors did not identify any single factor discussed above as all-important or controlling and different Directors may have attributed different weights to the various factors considered. The Directors, including the Independent Directors, unanimously determined that each of the factors described above, in light of all the other factors and all of the facts and circumstances applicable to each respective Fund, was acceptable for each Fund and supported the Directors' conclusion that the terms of each Agreement were fair and reasonable, that each Fund's fees are reasonable in light of the services provided to the respective Fund and that each Agreement should be approved.


38                 ANNUAL REPORT                  JULY 31, 2008

Officers and Directors

                                                                                              Number of
                                                                                              BlackRock-
                           Position(s)      Length of                                         Advised Funds
Name, Address              Held with        Time Served      Principal Occupation(s)          and Portfolios
and Year of Birth          Fund             as a Director(2) During Past Five Years           Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors(1)
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Cavanagh        Chairman of      Since 2007       Trustee, Aircraft Finance Trust  113 Funds       Arch Chemical
40 East 52nd Street        the Board                         since 1999; Director, The        110 Portfolios  (chemical and allied
New York, NY 10022         and Director                      Guardian Life Insurance Company                  products)
1946                                                         of America since 1998; Trustee,
                                                             Educational Testing Service
                                                             since 1997; Director, The
                                                             Fremont Group since 1996;
                                                             Formerly President and Chief
                                                             Executive Officer of The
                                                             Conference Board, Inc. (global
                                                             business research organization)
                                                             from 1995 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Karen P. Robards           Vice Chair of    Since 2007       Partner of Robards & Company,    112 Funds       AtriCure, Inc.
40 East 52nd Street        the Board,                        LLC (financial advisory firm)    109 Portfolios  (medical devices);
New York, NY 10022         Chair of                          since 1987; Co-founder and                       Care Investment
1950                       the Audit                         Director of the Cooke Center                     Trust, Inc. (health
                           Committee                         for Learning and Development                     care REIT)
                           and Director                      (a not-for-profit organization)
                                                             since 1987; Formerly Director
                                                             of Enable Medical Corp. from
                                                             1996 to 2005; Formerly an
                                                             investment banker at Morgan
                                                             Stanley from 1976 to 1987.
------------------------------------------------------------------------------------------------------------------------------------
G. Nicholas Beckwith, III  Director         Since 2007       Chairman and Chief Executive     112 Funds       None
40 East 52nd Street                                          Officer, Arch Street             109 Portfolios
New York, NY 10022                                           Management, LLC (Beckwith
1945                                                         Family Foundation) and various
                                                             Beckwith property companies
                                                             since 2005; Chairman of the
                                                             Board of Directors, University
                                                             of Pittsburgh Medical Center
                                                             since 2002; Board of Directors,
                                                             Shady Side Hospital Foundation
                                                             since 1977; Board of Directors,
                                                             Beckwith Institute for
                                                             Innovation In Patient Care
                                                             since 1991; Member, Advisory
                                                             Council on Biology and
                                                             Medicine, Brown University
                                                             since 2002; Trustee, Claude
                                                             Worthington Benedum Foundation
                                                             (charitable foundation) since
                                                             1989; Board of Trustees,
                                                             Chatham University since 1981;
                                                             Board of Trustees, University
                                                             of Pittsburgh since 2002;
                                                             Emeritus Trustee, Shady Side
                                                             Academy since 1977; Formerly
                                                             Chairman and Manager, Penn West
                                                             Industrial Trucks LLC (sales,
                                                             rental and servicing of
                                                             material handling equipment)
                                                             from 2005 to 2007; Formerly
                                                             Chairman, President and Chief
                                                             Executive Officer, Beckwith
                                                             Machinery Company (sales,
                                                             rental and servicing of
                                                             construction and equipment)
                                                             from 1985 to 2005; Formerly
                                                             Board of Directors, National
                                                             Retail Properties (REIT) from
                                                             2006 to 2007.
------------------------------------------------------------------------------------------------------------------------------------
Kent Dixon                 Director and     Since 2007       Consultant/Investor since 1988.  113 Funds       None
40 East 52nd Street        Member of                                                          110 Portfolios
New York, NY 10022         the Audit
1937                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Fabozzi           Director and     Since 2007       Consultant/Editor of The         113 Funds       None
40 East 52nd Street        Member of                         Journal of Portfolio Management  110 Portfolios
New York, NY 10022         the Audit                         since 2006; Professor in the
1948                       Committee                         Practice of Finance and Becton
                                                             Fellow, Yale University, School
                                                             of Management, since 2006;
                                                             Formerly Adjunct Professor of
                                                             Finance and Becton Fellow, Yale
                                                             University from 1994 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Kathleen F. Feldstein      Director         Since 2007       President of Economics Studies,  113 Funds       The McClatchy
40 East 52nd Street                                          Inc. (private economic           110 Portfolios  Company
New York, NY 10022                                           consulting firm) since 1987;                     (newspaper
1941                                                         Chair, Board of Trustees,                        publishing)
                                                             McLean Hospital from 2000 to
                                                             2008 and Trustee Emeritus
                                                             thereof since 2008; Member of
                                                             the Corporation of Partners
                                                             Community Healthcare, Inc.
                                                             since 2005; Member of the
                                                             Corporation of Partners
                                                             HealthCare since 1995; Member
                                                             of the Corporation of Sherrill
                                                             House (health care) since 1990;
                                                             Trustee, Museum of Fine Arts,
                                                             Boston since 1992; Member of
                                                             the Visiting Committee to the
                                                             Harvard University Art Museum
                                                             since 2003; Trustee, The
                                                             Committee for Economic
                                                             Development (research
                                                             organization) since 1990;
                                                             Member of the Advisory Board to
                                                             the International School of
                                                             Business, Brandeis University
                                                             since 2002.
------------------------------------------------------------------------------------------------------------------------------------


                 ANNUAL REPORT                  JULY 31, 2008                 39

                                                                                              Number of
                                                                                              BlackRock-
                           Position(s)      Length of                                         Advised Funds
Name, Address              Held with        Time Served      Principal Occupation(s)          and Portfolios
and Year of Birth          Fund             as a Director(2) During Past Five Years           Overseen        Public Directorships
====================================================================================================================================
Non-Interested Directors(1) (concluded)
------------------------------------------------------------------------------------------------------------------------------------
James T. Flynn             Director and     Since 2007       Formerly Chief Financial         112 Funds       None
40 East 52nd Street        Member of                         Officer of JPMorgan & Co., Inc.  109 Portfolios
New York, NY 10022         the Audit                         from 1990 to 1995.
1939                       Committee
------------------------------------------------------------------------------------------------------------------------------------
Jerrold B. Harris          Director         Since 2007       Trustee, Ursinus College since   112 Funds       BlackRock-Kelso
40 East 52nd Street                                          2000; Director, Troemner LLC     109 Portfolios  Capital Corp.
New York, NY 10022                                           (scientific equipment) since
1942                                                         2000.
------------------------------------------------------------------------------------------------------------------------------------
R. Glenn Hubbard           Director         Since 2007       Dean of Columbia Business        113 Funds       ADP (data and
40 East 52nd Street                                          School since 2004; Columbia      110 Portfolios  information services);
New York, NY 10022                                           faculty member since 1988;                       KKR Financial
1958                                                         Formerly Co-Director of                          Corporation (finance);
                                                             Columbia Business School's                       Duke Realty (real
                                                             Entrepreneurship Program from                    estate); Metropolitan
                                                             1997 to 2004; Visiting                           Life Insurance Com-
                                                             Professor at the John F.                         pany (insurance);
                                                             Kennedy School of Government at                  Information
                                                             Harvard University and the                       Services Group
                                                             Harvard Business School since                    (media/technology)
                                                             1985 and at the University of
                                                             Chicago since 1994; Formerly
                                                             Chairman of the U.S. Council of
                                                             Economic Advisers under the
                                                             President of the United States
                                                             from 2001 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
W. Carl Kester             Director and     Since 2007       Mizuho Financial Group           112 Funds       None
40 East 52nd Street        Member of                         Professor of Finance, Harvard    109 Portfolios
New York, NY 10022         the Audit                         Business School; Deputy Dean
1951                       Committee                         for Academic Affairs since
                                                             2006; Unit Head, Finance,
                                                             Harvard Business School from
                                                             2005 to 2006; Senior Associate
                                                             Dean and Chairman of the MBA
                                                             Program of Harvard Business
                                                             School, from 1999 to 2005;
                                                             Member of the faculty of
                                                             Harvard Business School since
                                                             1981; Independent Consultant
                                                             since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director and     Since            Formerly Principal of STI        112 Funds       None
40 East 52nd Street        Member of        1996 (MYI)       Management LLC (investment       109 Portfolios
New York, NY 10022         the Audit        1999 (MUE)       adviser) from 1994 to 2005.
1936                       Committee
                           ---------------------------------------------------------------------------------------------------------
                           (1)   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           (2)   Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc.
                                 ("BlackRock") in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund's board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas
                                 Beckwith, III since 1999; Richard E. Cavanagh since 1994; Kent Dixon since 1988; Frank J. Fabozzi since 1988; Kathleen F. Feldstein since 2005; James T. Flynn since 1996; Jerrold B. Harris since
                                 1999; R. Glenn Hubbard since 2004; W. Carl Kester since 1998; Karen P. Robards since 1998; and
                                 Robert S. Salomon, Jr. since 1996.

====================================================================================================================================
Interested Directors(3)
------------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis           Director         Since 2007       Managing Director, BlackRock,    185 Funds       None
40 East 52nd Street                                          Inc. since 2005; Formerly Chief  295 Portfolios
New York, NY 10022                                           Executive Officer, State Street
1945                                                         Research & Management Company
                                                             from 2000 to 2005; Formerly
                                                             Chairman of the Board of
                                                             Trustees, State Street Research
                                                             Mutual Funds from 2000 to 2005;
                                                             Formerly Chairman, SSR Realty
                                                             from 2000 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay               Director         Since 2007       Consultant, BlackRock, Inc.      184 Funds       None
40 East 52nd Street                                          since 2007; Formerly Managing    294 Portfolios
New York, NY 10022                                           Director, BlackRock, Inc. from
1947                                                         1989 to 2007; Formerly Chief
                                                             Administrative Officer,
                                                             BlackRock Advisors, LLC from
                                                             1998 to 2007; Formerly
                                                             President of BlackRock Funds
                                                             and BlackRock Bond Allocation
                                                             Target Shares from 2005 to
                                                             2007; Formerly Treasurer of
                                                             certain closed-end funds in the
                                                             BlackRock fund complex from
                                                             1989 to 2006.
                           ---------------------------------------------------------------------------------------------------------
                           (3)   Messrs. Davis and Gabbay are both "interested persons," as defined in the Investment Company Act of
                                 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


40                 ANNUAL REPORT                  JULY 31, 2008

Officers and Directors (concluded)

                           Position(s)      Length of
Name, Address              Held with        Time
and Year of Birth          Fund             Served           Principal Occupation(s) During Past Five Years
====================================================================================================================================
Fund Officers(1)
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Fund             Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Managing
40 East 52nd Street        President and                     Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund
New York, NY 10022         Chief Executive                   Asset Management, L.P. ("FAM") in 2006; First Vice President thereof
1960                       Officer                           from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice
                                                             President thereof from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Anne F. Ackerley           Vice             Since 2007       Managing Director of BlackRock, Inc. since 2000; Chief Operating
40 East 52nd Street        President                         Officer of BlackRock's U.S. Retail Group since 2006; Head of
New York, NY 10022                                           BlackRock's Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co.,
1962                                                         Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First
                                                             Vice President and Operating Officer of the Mergers and Acquisitions
                                                             Group.
------------------------------------------------------------------------------------------------------------------------------------
Neal J. Andrews            Chief            Since 2007       Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice
40 East 52nd Street        Financial                         President and Line of Business Head of Fund Accounting and
New York, NY 10022         Officer                           Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly
1966                                                         PFPC Inc.) from 1992 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Jay M. Fife                Treasurer        Since 2007       Managing Director of BlackRock, Inc. since 2007 and Director in 2006;
40 East 52nd Street                                          Formerly Assistant Treasurer of the MLIM/FAM-advised Funds from 2005 to
New York, NY 10022                                           2006; Director of MLIM Fund Services Group from 2001 to 2006.
1970
------------------------------------------------------------------------------------------------------------------------------------
Brian P. Kindelan          Chief            Since 2007       Chief Compliance Officer of the BlackRock-advised Funds since 2007;
40 East 52nd Street        Compliance                        Anti-Money Laundering Officer of the BlackRock-advised Funds since
New York, NY 10022         Officer of                        2007; Managing Director and Senior Counsel of BlackRock, Inc. since
1959                       the Fund                          2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to
                                                             2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary        Since 2007       Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds
40 East 52nd Street                                          at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of
New York, NY 10022                                           Goldman Sachs Asset Management, L.P. from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           (1)   Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
Boston, MA 02109

Transfer Agents

Common Stock:

Computershare Trust
Company, N.A.
Providence, RI 02940

Preferred Stock:

BNY Mellon
Shareowner Services
Jersey City, NJ 07310

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036


                 ANNUAL REPORT                  JULY 31, 2008                 41

Additional Information

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Fund Certification

The Funds are listed for trading on the New York Stock Exchange ("NYSE") and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE's listing standards. Each Fund filed with the Securities and Exchange Commission ("SEC") the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds' websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds' shares are not continuously offered, which means that the Statements of Additional Information of the Funds have not been updated after completion of the Funds' offering and the information contained in the Funds' Statements of Additional Information may have become outdated.

During the period, there were no material changes in the Funds' investment objectives or policies or to the Funds' charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds' portfolios.

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock's website, which can be accessed at http://www.blackrock.com. This reference to BlackRock's website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock's website into this report.


42                 ANNUAL REPORT                  JULY 31, 2008

Additional Information (concluded)

Deposit Securities

Effective May 30, 2008, following approval by the Funds' Board and the applicable ratings agencies, the definition of "Deposit Securities" in the Funds' Articles Supplementary was amended as follows in order to facilitate the redemption of the Funds' Preferred Stock. The following phrase was added to the definition of "Deposit Securities" found in the Funds' Articles Supplementary:

      ; provided, however, that solely in connection with any redemption of Preferred Stock, the term Deposit Securities shall include (i) any committed financing pursuant to a credit agreement, reverse repurchase agreement facility or similar credit arrangement, in each case which makes available to the Corporation, no later than the day preceding the applicable redemption date, cash in an amount not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Stock on such redemption date; and (ii) cash amounts due and payable to the Corporation out of a sale of its securities if such cash amount is not less than the aggregate amount due to Holders by reason of the redemption of their shares of Preferred Stock on such redemption date and such sale will be settled not later than the day preceding the applicable redemption date.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Proxy Voting Policy

The Boards of the Funds have delegated the voting of proxies for Fund securities to the Advisor pursuant to the Advisor's proxy voting guidelines. Under these guidelines, the Advisor will vote proxies related to Fund securities in the best interests of each Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Funds' stockholders, on the one hand, and those of the Advisor, or any affiliated person of the Funds or the Advisor, on the other. In such event, provided that the Advisor's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Advisor's clients. If the Advisor determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Advisor's Portfolio Management Group and/or the Advisor's Legal and Compliance Department and concluding that the vote is in its client's best interest notwithstanding the conflict.


                 ANNUAL REPORT                  JULY 31, 2008                 43

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Stock, which creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

BlackRock MuniHoldings Insured Fund II, Inc.
BlackRock MuniYield Insured Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

                                                                       BLACKROCK

                                                                       #MY2-7/08

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Joe Grills (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)
            Robert S. Salomon, Jr.

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

-----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
-----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
-----------------------------------------------------------------------------------------------------------------------------------
BlackRock
MuniHoldings
Insured Fund II,
Inc.                  $29,000      $53,350           $3,500        $3,500       $6,100        $6,100          $1,049         $1,042
-----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

                  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
            Entity Name                           Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniHoldings
            Insured Fund II, Inc.                 $298,149           $295,142
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $287,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha (term ended effective November 1, 2007) Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007) Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007) Robert S. Salomon, Jr.

Item 6 -    Investments
            (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
            (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The Board of Directors of the Fund has delegated the voting of proxies for the Fund securities to the Investment Adviser pursuant to the Investment Adviser's proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund's stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee") is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser's Portfolio Management Group and/or the Investment Adviser's Legal and Compliance Department and concluding that the vote cast is in its client's best interest notwithstanding the conflict. A copy of the Fund's Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC's website at http://www.sec.gov.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of July 31, 2008.

            (a)(1) BlackRock MuniHoldings Insured Fund II, Inc. is managed by a team of investment professionals comprised of Robert D. Sneeden, Theodore R. Jaeckel and Walter O'Connor. Each is a member of BlackRock's municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the Fund's portfolio, which includes setting the Fund's overall investment strategy, overseeing the management of the Fund and/or selection of its investments. Messrs. Sneeden, Jaeckel and O'Connor have been members of the Fund's management team since 2006.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

            (a)(2) As of July 31, 2008:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                                Number of Other Accounts and
                                        Number of Other Accounts Managed                       Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
                Name of           Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Robert D. Sneeden        10              0                   0                   0             0                  0
            -----------------------------------------------------------------------------------------------------------------------
                               $1.37 Billion        $0                  $0                  $0            $0                 $0
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.
            Jaeckel, Jr.             81              0                   0                   0             0                  0
            -----------------------------------------------------------------------------------------------------------------------
                               $19.2 Billion        $0                  $0                  $0            $0                 $0
            -----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor          81              0                   0                   0             0                  0
            -----------------------------------------------------------------------------------------------------------------------
                               $19.2 Billion        $0                  $0                  $0            $0                 $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this regard, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of July 31, 2008:

            Portfolio Manager Compensation Overview

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

            Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

            Discretionary Incentive Compensation

            Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Lehman Brothers Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

            Distribution of Discretionary Incentive Compensation

            Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

                  Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is
            a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager except Mr. Sneeden has received awards under the LTIP.

                  Deferred Compensation Program -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

            Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

                  Incentive Savings Plans -- BlackRock, Inc. has created a
            variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of July 31, 2008, none of Messrs. Jaeckel, O'Connor or Sneeden beneficially owned any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Insured Fund II, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock MuniHoldings Insured Fund II, Inc.

Date: September 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniHoldings Insured Fund II, Inc.

Date: September 19, 2008


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniHoldings Insured Fund II, Inc.

Date: September 19, 2008